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Exhibit 10.10

LEASE AGREEMENT

LEASE dated as of the 30th day of July 2007, between O'Brien Investment Partners, LLC, a limited liability company duly organized and existing under the laws of the Commonwealth of Massachusetts with a mailing address of P.O. Box 1250 Concord, Massachusetts (hereinafter referred to as "Landlord"), and A123 Systems, a corporation organized and existing under the laws of the State of Delaware with an address of 1 Kingsbury Avenue, Watertown, Massachusetts 02472 (hereinafter referred to as "Tenant").

1.     PREMISES:

  (A)  In consideration of the rents, agreements and conditions herein reserved and contained on the part of Tenant to be paid, performed and observed, Landlord hereby Leases to Tenant, and Tenant hereby Leases from Landlord, for the term herein set forth, certain premises at 8-10 Avenue E., Hopkinton, Massachusetts consisting of Twenty Thousand (20,000) square feet of floor area and having dimensions approximately as shown upon Exhibit B (hereinafter referred to as "the Demised Premises"), situated in the Hopkinton Technology Park (hereinafter referred to as "the Industrial Park").

  The Demised Premises are situated upon a certain parcel of land known as Lot 9. Said parcel of land is more particularly described upon Exhibit A attached hereto and made a part hereof and is herein referred to as "the Entire Parcel." The Demised Premises are situated within, and are a part of, a certain building shown upon Exhibit B (hereinafter referred to as "the Building") and said Demised Premises are shown outlined by a bold line upon said Exhibit B. For purposes of this Lease, dimensions are measured from the outside of exterior walls and the center of interior walls. It is understood and agreed that Exhibit B is intended only to show the approximate size and location of the Demised Premises, the Building and the Entire Parcel and for no other purpose.

  (B)  The Demised Premises are demised with the benefit of and subject to, the nonexclusive rights of Landlord, Tenant and other Tenants of the Building and the Industrial Park, and all persons having business with any of them, to use, in common, the parking areas, electrical rooms, entrances, vestibules, traffic lanes and walkways upon the Entire Parcel for the purposes of parking and access, on foot and by vehicles not exceeding the weight for which the same were constructed and for no other purpose, except for any exclusive areas Landlord shall reserve for the parking of trucks specifically designated by Landlord. Landlord reserves the right, from time to time, to change the size and configuration of said parking areas, traffic lanes and walkways, and to temporarily close all or any part thereof, to do maintenance and to prevent a dedication thereof or to prevent the accrual of any rights of any person or the public therein.

2.     TERM:

  The term of this Lease shall be the period of Three (3) years commencing on February 1, 2008 (hereinafter referred to as the "Commencement Date") and expiring on January 31, 2011.

3.     MINIMUM RENT:

  For first (1st) year of the Lease Term hereof, the Tenant shall pay Landlord rent at the rate of One Hundred Fifty Nine Thousand Two Hundred Nineteen Dollars and Eighty Four Cents ($159,219.84) per year, in equal monthly installments Thirteen Thousand Two Hundred Sixty Eight Dollars and Thirty Two Cents ($13,268.32) of which minimum rent shall be paid monthly, in advance, on the first day of each and every calendar month during the First Year of this Lease Term. Rent for any fraction of a month of the commencement or expiration of the term of this Lease shall be prorated. All payments of rent (minimum and additional) shall be made payable to Landlord and shall be sent to Landlord at the address hereinafter provided for the giving of notice to Landlord or to such other person or address as Landlord shall from time to time designate by notice to Tenant. The annual minimum rent as stated herein is calculated as the sum of the square foot rate ($6.90 per square foot × 20,000 sq. ft.) plus the Tenant's pro rata share of the current real estate taxes ($52,135.71 × 200/603) plus the Tenant's pro rata share of the Landlord's current insurance cost ($11,842.00 × 200/603).

4.     REAL ESTATE TAXES:

  (A)  Tenant shall pay, as additional rent, 20,000/60,300 of the real estate taxes upon or about the Building, land, yard and improvements upon the Building for each tax year during the term hereof in excess of Fifty Two Thousand One Hundred Thirty Five Thousand Dollars and Seventy One Cents ($52,135.71) per year and a pro rata portion thereof for each tax year, in which the term hereof commences and terminates. Tenant shall pay the amount of such excess to Landlord, on account in equal monthly installments of one-twelfth (1/12th) the amount thereof estimated by Landlord to be payable by Tenant on the basis of the immediately preceding tax year, payable monthly, in advance, on the first day of each and every calendar month during the term of this Lease and a pro rata portion thereof for any fraction of a month at the commencement or termination of the term. After the close of each tax year, Landlord shall submit to Tenant a computation of the amount actually payable by Tenant under this Section (A) for such year, and if the amount paid by Tenant for such year on account as aforesaid shall be less than the amount actually payable therefore as computed by Landlord, then Tenant shall pay the amount of the deficiency, if any, to Landlord within ten (10) days after receipt of such computation and if the amount paid by Tenant for such year as aforesaid shall exceed the amount actually payable therefore as computed by Landlord, then Tenant may recoup the amount of the excess by withholding such amount from the next succeeding monthly payments due from Tenant under this Section (A) until thereby repaid in full.

  (B)  Tenant shall pay all taxes allocable to its Leasehold interest, to its signs and other property in and/or upon the Demised Premises, and to the rentals payable under this Lease. Tenant shall also pay all taxes allocable to any improvements made by Tenant to the Demised Premises. The expression "real estate taxes" shall include improvements, betterment assessments and all taxes and assessments levied, assessed or imposed as a substitute therefore, or in lieu of, the whole or any part of the real estate taxes upon the Entire Parcel.

5.     ADVANCED RENT:

  (A)  Landlord acknowledges that it has received from Tenant the sum of Thirteen Thousand Dollars Two Hundred Sixty Eight Dollars and Thirty Two Cents ($13,268.32) as payment of the monthly installments of the minimum rent for the first full month of the term of this Lease.

  (B)  Landlord acknowledges that it has received from Tenant the sum Twenty Six Thousand Five Hundred Thirty Six Dollars and Sixty Four Cents ($26,536.64) as security for the payment of rents and the performance and observance of the agreements and conditions in this Lease contained on the part of Tenant to be performed and observed. In the event of any default or defaults in such payment, performance or observance, Landlord may, at its option and without prejudice to any other remedy which Landlord may have as result thereof, apply said sum or any part thereof towards the curing of any such default or defaults and/or towards compensating Landlord for any loss or damage arising from any such default or defaults. Upon the yielding up of the demised premises at the expiration or other termination of the term of this Lease, if Tenant shall not then be in default or otherwise liable to Landlord, said sum or the unapplied balance thereof shall be returned to Tenant. It is understood and agreed that Landlord shall always have the right to apply said sum, or any part thereof, as aforesaid in the event of any such default or defaults, without prejudice to any other remedy or remedies which Landlord may have, or Landlord may pursue any other such remedy or remedies in lieu of applying said sum or any part thereof. No interest shall be payable on said sum or any part thereof. If Landlord shall apply said sum or any part thereof as aforesaid, Tenant shall, upon demand, pay to Landlord the amount so applied by Landlord, to restore the security to its original amount. Said sum shall not be mortgaged, assigned or encumbered by Tenant without prior consent of Landlord. Whenever the holder of Landlord's interest in this Lease, whether it be the Landlord named in this Lease or any transferee of said Landlord, immediate or remote, shall transfer its interest in this Lease, said holder may pay to its transferee said sum or the unapplied balance thereof, and thereafter such holder shall be released from any and all liability to Tenant with respect to said sum or its application or return, it being understood and agreed that Tenant shall thereafter look only to such transferee with respect to said sum, its application and return.

  (C)  Said Security Deposit is held by Landlord as security for any necessary restorations of the Demised Premises upon the Tenant vacating the Demised Premises. Said Security Deposit shall not be used as a credit for rent. If Tenant fails to pay rent for any month they occupy the Demised Premises, the Tenant shall pay Thirteen Thousand Two Hundred Sixty Eight Dollars and Thirty Two Cents ($13,265.32) to the Landlord in addition to all other amounts due under the Lease or amendments.

6.     PHYSICAL CONDITIONS:

  On or before the Commencement date, Landlord shall deliver possession of the Demised Premises to Tenant in whatever "as is" condition the Demised Premises may then be in. Tenant acknowledges that the Demised Premises, Building and Entire Parcel, and all improvements therein, have been inspected by Tenant, and are in condition acceptable to Tenant and suitable for the purposes and uses intended by Tenant and Landlord. Landlord has made no representations or warranties whatsoever regarding the condition thereof.

7.     UTILITIES:

  (A)  Tenant shall pay all charges for heat, air conditioning, gas, sewer, electricity and other utilities used by the Demised Premises. Tenant shall pay 20,000/60,300 of the cost of all water consumed in the Building and the Entire Parcel.

  (B)  Tenant shall, from time to time, reimburse Landlord 20,000/60,300 of the cost of servicing, maintaining, quarterly monitoring of the function and condition of the sprinkler systems and fire alarms as well as repairs, necessary upgrades and telephone charges relating thereto, servicing, maintaining, testing, operating, repairing and replacing, by some available means, the sanitary septic sewerage system serving the Demised Premises or the cost of connecting the Demised Premises to the municipal sanitary sewer system as well as any repairs thereto within ten (10) days after Landlord shall give Tenant notice of such cost thereof in each case.

  (C)  If the Tenant hereunder occupies more than one (1) module within the building being Leased hereunder, it shall not combine different bays onto one (1) meter for either electric or gas. The isolated integrity of each module must be protected and no wires will be connected from one (1) module to the next.

8.     REPAIRS:

  (A)  Landlord shall during the term of this Lease make all necessary repairs or alterations to the property, which Landlord is required to maintain, as hereinafter set forth. The property, which Landlord is required to maintain, is the foundation, roof, exterior walls, structural columns and structural beams of the Demised Premises and the landscaped and parking areas upon the Entire Parcel. Notwithstanding the foregoing, if any of said repairs or alterations shall be made necessary by reason of repairs, installations, alterations, additions or improvements made by Tenant or anyone claiming under, Tenant, by reason of the fault or negligence of Tenant or anyone claiming under Tenant, by reason of a default in the performance or observance of any agreements, conditions or other provisions on the part of Tenant to be performed or observed hereunder, by reason of any vehicles damaging the demised premises or by reason of any special use to which the Demised Premises may be put, Tenant shall make all such repairs or alterations as may be necessary, except as otherwise required under Article 13 (A). Landlord shall not be deemed to have committed a breach of any obligation to make repairs or alterations or perform any other act unless (i) Landlord shall have made such repairs or alterations or performed such other act negligently, or (2) Landlord shall have received notice from Tenant designating the particular repairs or alterations needed or the other act of which there has been failure of performance and shall have failed to make such repairs or alterations or performed such other act within a reasonable time after the receipt of such notice and in the event of a breach referred to in Clause (2) of this sentence, Landlord's liability shall be limited to the cost of making such repairs or alterations or performing such other act. As used in this Lease, the expressions "exterior walls" and "roof" do not include rooftop heating and/or air conditioning units serving the Demised Premises exclusively or glass, windows, doors, window sashes or frames, door frames or sign belt.

  (B)  Tenant shall during the term of this Lease make all repairs and alterations to the property which Tenant is required to maintain and/or replace as hereinafter set forth, which may be necessary to maintain the same in good order, repair and condition, or which may be required by any laws, ordinances, regulations or requirements of any public authorities having jurisdiction, subject only to the provisions of Articles 13 and 14; and Tenant shall upon the expiration or other termination of the term of this Lease remove its property and that of all persons claiming under it and shall yield up peaceably to Landlord the Demised Premises and all property therein other than property of Tenant or persons claiming under Tenant, well maintained and clean, and in good order, repair and condition, and subject only to the provisions of Articles 13 and 14, and shall then surrender all keys for the Demised Premises and shall inform Landlord of all combinations on locks, alarms and safes. The property which Tenant is required to maintain is the Demised Premises and every part thereof, including, but without limitation, (I) the floor slab, and all walls, floors and ceilings, (II) the heating, ventilating and air conditioning system and all utilities (water, gas, electricity and sewerage) conduits, the sprinkler system, fixtures, meters and equipment to the extent the same serve the Demised Premises (whether located inside or outside the Building, (III) stairways, landings, sidewalks and pedestrian traffic lanes as well as the proper and regular sanding thereof, and (III) all glass, windows, doors, window sashes and frame and door frames. Tenant shall at all times keep in full force and effect a full (all labor and materials included) service and maintenance contract, approved by Landlord, for the heating, ventilating, and air conditioning system of the Demised Premises. Landlord may, at its option, reserve the right to be the contractor and bill the Tenant for the cost of these charges. Notwithstanding the foregoing, Tenant shall not be under any obligation to make repairs or alterations to the foundation, roof, exterior walls, structural columns or structural beams of the Building, except to the extent provided in Section (A) of this Article. Tenant specifically agrees to replace all glass damaged with glass of the same kind and quality. Tenant also shall paint, varnish and otherwise redecorate the Demised Premises when required to keep the Demised Premises in the same or similar condition as such Demised Premises are in at the commencement of the Lease. So-called patch-paint jobs by Tenant shall be unacceptable.

9.     OUTDOOR AREA:

  (A)  Tenant shall, within ten (10) days after delivery to Tenant of invoices in each case, reimburse Landlord for 20,000/60,300 of the cost to Landlord of owning and maintaining the landscaped and parking areas of the entire parcel and the sidewalks, and traffic lanes thereof, including, without limitation, insuring, mowing, raking, fertilizing, pruning, trimming, barking, and other various exterior clean up and repairs, pest and rodent prevention and extermination, replacement of light bulbs and photo cells, restriping of parking space, cleaning and repairing catch basins and drainpipes, testing ground water and septic affluent, operating and maintaining lawn sprinklers, removing snow, ice and refuse from the parking areas, traffic lanes and sidewalks of the Entire Parcel and the roof of the Building, and, in addition thereof, a management fee for the foregoing equal to ten percent (10%) of the cost to Landlord of the foregoing. Tenant shall immediately remove all snow, ice and refuse from the sidewalks abutting the Demised Premises and nothing herein shall require Landlord to do any hand shoveling or hand sweeping or to use a so-called snow blower.

  (B)  Tenant shall allow any exterior lights upon the Demised Premises to remain in operation as determined by the photo cells or timers attached thereto by Landlord.

  (C)  Tenant shall not make any use, nor permit its employees or contractors to make any use, of the outdoor areas of the Entire Parcel or of the streets and driveway abutting the Demised Premises which shall damage such streets or driveways, including, without limitation, the overloading thereof.

10.   ALTERATIONS:

  (A)  Tenant agrees that neither Tenant nor anyone claiming under Tenant shall make any installations, alterations, additions or improvements to or upon the Demised Premises, except only the installation of fixture necessary for the conduct of its business, without the prior consent of Landlord and except for non-structural alterations to the interior of the Building costing, in the aggregate, One Thousand Dollars ($1,000) or less. Notwithstanding any alteration to which Landlord may hereafter, in its sole discretion, consent, Tenant shall restore the Demised Premises to the same condition as the Demised Premises were in upon commencement of the term unless otherwise requested in writing by Landlord. Tenant shall not bring any additional electrical service into the Demised Premises unless it is brought in underground over a route first approved by Landlord and unless Tenant restores the surface of the ground and other disturbed areas to the reasonably same condition that existed prior to the installation thereof. All installations, alterations, additions and improvements made to or upon the Demised Premises, whether made by Landlord or Tenant or any other person (except only sign and movable trade fixtures installed in the Demised Premises prior to or during the term of this Lease at the sole cost of Tenant or any person claiming under Tenant) shall be deemed part of the Demised Premises and upon the expiration or other termination of the terms of this Lease shall be at the Landlord's sole discretion either fully restored in accordance with the above provisions of this paragraph or surrendered with the Demised Premises as a part thereof, in good condition and repair, without disturbance, molestation or injury. Movable trade fixtures shall include trade fixtures and other installations not affixed to the realty and trade fixtures and other installations affixed only by nails, bolts or screws with prior permission of Landlord.

  (B)  Tenant shall procure all necessary permits before making any repairs, installations, alterations, additions, improvements or removals. Landlord shall cooperate with Tenant in obtaining such permits. Tenant agrees that all repairs, installations, alterations, additions, improvements and removals done by Tenant or anyone claiming under Tenant shall be done in a good and workmanlike manner, that the same shall be done in conformity with all laws, ordinances, regulations of all public authorities and all insurance inspection or rating bureaus having jurisdiction, that the structure of the demised premises shall not be endangered or impaired thereby, and that Tenant shall repair any and all damage caused by or resulting from any such repairs, installations, alterations, additions, improvements or removals, including, without limitation, the filling of holes. Tenant shall pay promptly when due all charges for labor and materials in connection with any work done by Tenant or anyone claiming under Tenant to or upon the Demised Premises so that the Demised Premises shall at all times are free of liens. Tenant shall save Landlord harmless from, and indemnify Landlord against, any and all claims for injury, loss or damage to persons or property caused by or resulting from the doing of any such repairs, installations, alterations, additions, improvements and removals.

  If any mechanic's lien or other liens, charges or orders shall be filed against the whole or any part of Demised Premises as the result of the acts or omissions of Tenant or anyone claiming under Tenant or any claim against Tenant. Tenant shall cause the same to be canceled and discharged of record, or fully bonded by bonding company satisfactory to Landlord, within ten (10) days after notice of filing thereof.

11.   USE:

  Tenant agrees that during the term of this Lease, Demised Premises shall be used and occupied only for office use, research, development and light assembly and offices incidental thereto and for parking incidental thereto, and for no other purposes without the prior written consent of Landlord. The Tenant agrees to indemnify, hold harmless and defend the Landlord, its successors and assigns, from and against any loss, damage, claims, expenses or liability in connection with contamination for which the Tenant is responsible or that results from the failure of the Tenant to carry out its obligation under the Lease. Tenant agrees that during the term of this Lease and, notwithstanding anything in the immediately preceding sentence contained to the contrary: no use may be made of the Demised Premises which may reasonably be expected to attract parking, loading or unloading in excess of the facilities constructed therefore upon the Entire Parcel; neither Tenant nor any person claiming under Tenant shall impede ingress or egress to, or use of, the loading areas of the Entire Parcel; no nuisance or waste shall be permitted in, upon or about the Demised Premises; no use or business shall be permitted or conducted in, upon or about the Demised Premises which shall be unlawful, improper, noisy or offensive, or contrary to any law, ordinance, regulation or requirement of any public authority or insurance inspection or rating bureau or similar organization having jurisdiction; the Demised Premises including, without limitation, any of the mechanical systems thereof, shall not be overloaded, damaged or defaced; Tenant shall not drill or make holes in the stone or brickwork or any of the walls or ceilings of the Demised Premises; the utilities conduits in the Demised Premises shall not be overloaded or used for any purposes other than the purposes for which originally constructed; no foreign objects shall be deposited in the plumbing facilities of the Demised Premises; no ladders shall be placed against the flashing upon the perimeter of the Building; Tenant shall not permit the emission of any objectionable noise, smoke, fumes, dust or odor from the Demised Premises; Tenant shall procure all licenses and permits which may be required for any use made of the Demised Premises; all waste and refuse shall be stored in and removed from the Demised Premises in accordance with rules and regulations therefore as may be prescribed by Landlord and consistent with all local, state and federal regulations that may apply; and no sign may be installed upon the Demised Premises which is visible from the exterior of the Building, without the consent of Landlord, except that one sign shall be erected upon the exterior of the Demised Premises which will be the type utilizing individual letters such as those in Landlord's Hopkinton Technology Park having letters not to exceed one foot in height and if Tenant includes an insignia in such sign, such insignia shall be separate and not over two feet in height and width at the highest and widest points.

12.   INDEMNITY AND INSURANCE:

  (A) During the term of this Lease and at any other time while Tenant or any person claiming under Tenant shall be upon the Entire Parcel. Tenant shall to the extent permitted by law, save Landlord harmless from, and defend and indemnify Landlord against any and all injury, loss or damage, and any and all claims for injury, loss or damage, of whatever nature (i) caused by or resulting from, or claimed to have been caused by or to have resulted from, any act, omission of negligence of Tenant or any person claiming under Tenant (including without limitation, subtenants of Tenant and employees and contractors of Tenant and its subtenants) no matter where occurring, and (ii) occurring in, upon or about the Demised Premises or in connection with the use, occupancy or control thereof, no matter how caused. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in connection with any such injury, loss or damage or any such claim, or any proceeding brought thereon or the defense thereof. If Tenant or any person claiming under Tenant or the whole or any part of the property of the Tenant or any person claiming under Tenant shall be injured, lost or damaged by theft, fire, water, steam or in any other way or manner, whether similar or dissimilar to the foregoing, then, to the extent permitted by law, no part of said injury, loss or damage shall be borne by Landlord, its employees or its agents. Landlord shall, to the extent permitted by law, shall save the Tenant harmless from and defend and indemnify the Tenant against injury or loss as a result of the Landlord's negligent and willful misconduct.

  (B) Tenant shall maintain commercial general liability insurance, with respect to the Demised Premises and its appurtenances, issued by an insurance company approved by Landlord, naming Landlord and Tenant and any designees of Landlord as insureds, in amounts of not less than One Million Dollars ($1,000,000.00) with respect to injuries to any one person and not less than Three Million Dollars ($3,000,000.00) with respect to injuries suffered in any one accident and not less than One Hundred Thousand Dollars ($100,000.00) with respect to property, or such greater amounts shall be required the holder of any mortgage upon the Demised Premises or premises of which the Demised Premises is a part. Tenant shall deliver to Landlord the policies of such insurance, or certificates thereof, at least fifteen (15) days prior to the commencement of the term of this Lease and each renewal policy or certificate thereof in form acceptable to Landlord, at least fifteen (15) days prior to the expiration of the policy it renews. All such insurance policies shall provide that such policies shall not be canceled or changed without at least fifteen (15) days notice to Landlord.

13.   FIRE AND OTHER CASUALTY:

  (A) If the Demised Premises shall be damaged or destroyed by fire or other casualty, then Tenant shall give notice thereof to Landlord, and except as hereinafter otherwise provided, Landlord shall, within reasonable time thereafter, repair or restore the Demised Premises to substantially the same condition the Demised Premises were in prior to such casualty. Notwithstanding the foregoing, Landlord shall not be obligated to spend for such repairs and restoration any amount in excess of such insurance proceeds, if any, as shall be paid to Landlord as the result of such damage or destruction, and subject to the prior rights thereto, if any, of any mortgagees. If the damage to the Demised Premises should be so extensive as to render the whole or any part of thereof untenable or unsuitable for use and occupancy by Tenant, a just proportion of the minimum rent, according to the nature and extent of the injury to the Demised Premises, shall be suspended or abated until occupancy the Demised Premises shall be repaired or restored as provided in the first sentence of this Section (A). It is agreed and understood that if during the term of this Lease either the Demised Premises or the Building shall be damaged or destroyed as aforesaid to the extent of twenty five percent (25%) or more of their insurable value, Landlord, at its election may terminate the term of this Lease by a notice to Tenant within thirty (30) days after such damage or destruction. It is also agreed and understood that if during the last six (6) months of the term of this Lease the Demised Premises shall be damaged or destroyed as aforesaid to the extent of twenty five percent (25%) or more of their insurable value, Tenant at its election, may terminate the term of this Lease by a notice to Landlord within thirty (30) days after such damage or destruction. In the event of any termination of the term of this Lease pursuant to the provisions of this Article, the termination shall be effective on the fifteenth (15th) day after the giving of the notice of termination. A just proportion of the minimum rent, according to the nature and extent of the injury to the Demised Premises, shall be suspended or abated until the time of termination, and minimum rent shall be apportioned as of the time of termination. If Landlord is required or elects to repair or restore the Demised Premises as hereinabove provided, then Tenant shall resume its business therein. If Landlord shall not substantially complete repair and restoration of the Demised Premises to the extent required under this Section (A) on or before the one hundred eightieth (180th) day following the occurrence of such casualty ("the Deadline"), then the term of this Lease shall terminate upon the Deadline unless prior to the Deadline Tenant shall give notice to the Landlord that Tenant then elects to continue the term of this Lease thereafter, and if Tenant shall so elect then this sentence shall thereafter be void and of no further force or effect.

  (B) Landlord shall maintain such fire and casualty insurance with respect to the Demised Premises as shall from time to time be required by the holder of a first mortgage upon the Entire Parcel. The cost to Landlord of any insurance which Landlord shall maintain with respect to the Demised Premises, the Building and/or the Entire Parcel, including, without limitation, fire, so-called extended coverage, rent insurance, agreed amount, inflation guard, all risk and/or difference-in-conditions coverage, and general comprehensive public liability insurance, is herein referred to as "Landlord's insurance cost."

  If Landlord's insurance cost for any calendar year shall exceed Eleven Thousand Eight Hundred Forty Two Dollars ($11,842.00) Tenant shall pay 20,000/60,300 of such excess to Landlord upon demand as additional rent. For the calendar year during which the term of this Lease shall commence and terminate, Tenant shall pay a pro rata portion of such excess. The determination of Landlord's insurance agent with respect to the amount of any such excess shall be conclusive and finally determinative for purposes hereof. Nothing in this Section (B) shall be deemed to limit in any way the obligations of Tenant contained in this Lease with respect to the maintaining of any type of insurance whatsoever.

  (C) Tenant shall not do, or suffer to be done, or keep, or suffer to be kept, or omit to do, anything in, upon or about the Demised Premises, the Building and/or the Entire Parcel which may prevent the obtaining of any insurance on, or with respect to the Demised Premises, the Building and/or the Entire Parcel or on any property therein, including, without limitation, fire, extended coverage, public liability insurance and any other insurance referred to in Section (A) hereof, or which may make void or voidable any such insurance or which may create any extra premiums for, or increase the rate of, any such insurance. If anything shall be done or kept or omitted to be done in, upon or about the Demised Premises which shall create any increased or extra premiums for or increase the rate of, any such increase, then, in addition to all other rights and remedies which Landlord may have as a result thereof, Tenant shall pay the increased cost of the same to Landlord upon demand. In determining whether extra or increased premiums are the result of Tenant's use of the Demised Premises a Schedule issued by the organization making the rates applicable to the Demised Premises, or a certificate of Landlord's insurance agent, showing the components of such rates, shall be conclusive evidence of the items and charges which comprise the rate of any such insurance and any increase therein and extra charge therefore.

14.   EMINENT DOMAIN:

  (A) If after the execution of this Lease and prior to the expiration of the term of this Lease the whole of the Demised Premises shall be taken under the power of eminent domain, or acquired for any public or quasi-public use by deed in lieu thereof, then the term of this Lease shall cease as of the time when Landlord shall be divested of its title in the Demised Premises, and minimum rent shall be apportioned and adjusted as of time of termination.

  (B) If only a part of the Entire Parcel shall be taken under the power of eminent domain, or acquired for any public or quasi-public use by deed in lieu thereof and if as a result thereof the paved area of the Entire Parcel shall be reduced by more than twenty percent (20%) or the ground floor area of the Building shall be reduced by more than ten percent (10%), and the part remaining shall not be reasonably adequate for the operation of business conducted in the Demised Premises prior to the taking, either Landlord or Tenant may, in its election terminate the term of this Lease by giving the other notice of the exercise of its election within twenty days (20) after it shall receive notice of such taking, and termination shall be effective as of the time that possession of the part so taken shall be required for public or quasi-public use, and minimum rent shall be apportioned and adjusted as of the time of termination. If only a part of the Demised Premises shall be taken under the power of eminent domain or so acquired and if the term of this Lease shall not be terminated as aforesaid, then the term of this Lease shall continue in full force and effect and Landlord shall, within a reasonable time after possession is required for public use, repair and restore what may remain of the Entire Parcel and the demised Premises subject to reduction in area as a result thereof and subject to then existing building and zoning codes, and a just proportion of the minimum rent, according to the nature and extent of the injury to the Demised Premises, shall be suspended or abated until what may remain of the Demised Premises shall be put into such condition by Landlord, and thereafter proportion of the minimum rent shall be abated for the balance of the term of this Lease, said proportion to be computed on the basis of the relationship which the ground floor area of the Demised Premises rendered unusable bears to the ground floor area of the Demised Premises immediately prior therein. Notwithstanding the foregoing, Landlord shall not be obligated to make any such repairs and restoration under this Article which shall cost Landlord any amount in excess of such damages as shall be paid to Landlord as the result of such taking or deed and not required to be paid by Landlord to the holders of any mortgages upon this Entire Parcel.

  (C) Landlord reserves to itself, and Tenant assigns to Landlord, all rights to damages accruing on account of any taking under the power of eminent domain or by reason of any such act of any public or quasi-public authority for which damages are payable. Tenant agrees to execute such instruments of assignment as may be reasonably required by Landlord in any proceeding for the recovery of such damages if requested by Landlord, and to pay over to Landlord any damages that may be recovered in said proceeding. It is agreed and understood, however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord any damages payable for movable trade fixtures installed by Tenant or any person claiming under Tenant at the sole cost of Tenant or any person claiming under Tenant.

15.   DEFAULTS:

  (A) All rent (minimum and additional) and other charges and amounts due and payable under this Lease from Tenant to Landlord shall be payable and paid without demand and without any deduction, defense, counterclaim or set-off whatsoever. If Landlord shall default under this Lease, Tenant's sole remedies shall be injunctive relief and/or damages, and Tenant shall not have the right to terminate this Lease or withhold any rent, charge or amount hereunder as a result thereof. A default by the Tenant under this Lease shall be deemed a default under all other Leases Tenant or its affiliates may now have or subsequently enter into with Landlord or JEEBO Management, LLC.

  (B) (1) If Tenant shall default in the payment of any rent or other payments required of Tenant and such default shall continue for five (5) days, or (2) if Tenant shall default in the performance or observance of any other agreement or condition on its part to be performed or observed and if Tenant shall fail to cure said default within five (5) days after receipt of notice of said default from Landlord, or (3) if any person shall levy upon, or take, this Leasehold interest or any part thereof upon execution, attachment or other process of law, or (4) if Tenant shall make an assignment of its property for the benefit of creditors, or (5) if Tenant shall be declared bankrupt or insolvent according to law, or (6) if any bankruptcy, insolvency, reorganization or arrangement proceedings shall be commenced by Tenant, or (7) if any bankruptcy, insolvency, reorganization or arrangement proceedings shall be commenced against Tenant, or if a receiver, trustee or assignee shall be appointed for the whole or any part of Tenant's property, and shall not be dismissed within thirty (30) days thereafter, or (8) if Tenant shall vacate or abandon the Demised Premises, then, in any of said events, Landlord lawfully and immediately or at any time thereafter, and without any further notice or demand, enter into and upon the Demised Premises or any part thereof in the name of the whole, by force or otherwise, and hold the Demised Premises as if this Lease had not been made, and expel Tenant and those claiming under it and remove its or their property (forcibly, if necessary) without being taken or deemed to be guilty of any manner of any trespass (or Landlord may send written notice to Tenant of the termination of the term of this Lease), and upon entry as aforesaid (or in the event that Landlord shall send to Tenant notice of termination as above provided, on the fifth (5th) day next following the date of the sending of such notice), the term of this Lease shall terminate. A default by Tenant under this Lease shall be deemed a default under all other Leases Tenant may have with Landlord.

  (C) In case of any such termination, Tenant will indemnify Landlord each month against all loss of rent and all obligations which Landlord may incur by reason of any such termination between the time of termination and the expiration of the term of this Lease as originally provided in Article 2; or at the election of Landlord, exercised at the time of the termination or at any time thereafter, Tenant will indemnify Landlord each month until the exercise of the election against all loss of rent and all obligations which Landlord may incur by reason of such termination during the period between the time of the termination and the exercise of the election and upon the exercise of the election Tenant will pay to Landlord as damages such amount as at the time of the exercise of the election represents the amount by which the rental value of the Demised Premises for the period from the exercise of the election until the expiration of the term as originally provided in Article 2 shall be less than the amount of rent and other payments provided herein to be paid by Tenant to Landlord during said period. It is understood and agreed that at the time of the termination or at any time thereafter, Landlord shall use commercially reasonable efforts to mitigate damages resulting from a Tenant default, including but not limited to marketing the Demised Premises and/or renting the Demised Premises upon any terms and conditions as Landlord may in its sole discretion determine, and for a term which may expire after the expiration of the term of this Lease, without releasing Tenant from any liability whatsoever, that Tenant shall be liable for any expenses incurred by Landlord in connection with obtaining possession of the Demised Premises, with removing from the Demised Premises property of Tenant and persons claiming under it (including, without limitation, warehouse charges), with putting the Demised Premises into good condition for reletting, and with any reletting, including, without limitation, expenses for protecting, redecorating, repairing, subdividing and altering the Demised Premises and for reasonable attorneys' fees and brokers' fees, and that any monies collected from any reletting shall be applied first to the foregoing expenses and then to the payment of rent and all other payments then due or which may thereafter become due from Tenant to Landlord.

16.   ASSIGNMENT:

  Tenant shall not assign, mortgage, pledge or otherwise encumber this Lease or any interest therein, or sublet the whole or any part of the Demised Premises, without obtaining on each occasion the written consent of Landlord. The foregoing prohibition against assignment and subletting shall be construed to prohibit an assignment of subletting by operation of law. The foregoing prohibition shall not prohibit the assignment of this Lease, or subletting of the Demised Premises, to a business organization affiliated with Tenant, but, notwithstanding such assignment, Tenant shall remain fully, primarily and unconditionally liable under this Lease and shall not thereby be released from the performance and observance of all the agreements and conditions on the part of Tenant to be performed or observed hereunder. No assignment under the immediately preceding sentence and no other assignment or other transfer of Tenant's interest in this Lease to which Landlord may hereafter consent shall be effective unless and until the assignee or transferee thereunder shall deliver to Landlord, in recordable form a copy of the assignment or transfer thereto and the agreement of such assignee or transferee with Landlord to perform and observe all of the terms and conditions on the part of Tenant to be performed or observed under this Lease. A business organization shall be deemed to be affiliated with any corporation (a) if such business organization controls such corporation either directly by ownership or a majority of its voting stock or, if publicly held, of such minority thereof as to give it substantial control of such corporation, or indirectly by ownership of such majority of voting stock of another business corporation so controlling such corporation, or (b) if such business organization is so controlled by another business organization so controlling such corporation, or (c) if such business organization and such corporation are substantially controlled by the same stockholders or their families.

17.   WAIVER OF SUBROGATION:

  Each of Landlord and Tenant hereby releases the other, to the extent of its insurance coverage, from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties or any other casualty covered by its insurance, even if such fire, or other casualty shall be brought about by the fault or negligence of the other party, or any persons claiming under it, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as the releasor's policies of insurance covering such loss or damage shall contain a clause to the effect that this release shall not affect said policies or the right of the releaser to recover thereunder. Each of Landlord and Tenant agrees that its fire and other casualty insurance policies will include such a clause so long as the same is obtainable and is includible without extra cost, or if extra cost is chargeable, therefore, so long as the other part pays such extra cost. If extra cost is chargeable therefore, each party will advise the other thereof and the amount thereof, and the other party at its election, may pay the same but shall not be obligated to do so.

18.   SUBORDINATION TO MORTGAGES:

  Tenant agrees that upon the request of Landlord, Tenant shall subordinate this Lease and the lien hereof to the lien of any present or future mortgage or mortgages upon the Demised Premises or any property of which the Demised Premises are a part, irrespective of the time of execution or time of recording of any such mortgage or mortgages. Upon the request of Landlord, Tenant shall execute, acknowledge and deliver any and all instruments deemed by Landlord necessary or desirable, including but not limited to the Tenant's most recent financial statement or statements to give effect to or notice of such subordination or for any re-financing may be contemplating or sale the Building the Landlord may be contemplating. Tenant shall agree, in substance, that, if the holder of any such mortgage or any person claiming thereunder, including, without limitation, a purchaser at foreclosure or by deed in lieu of foreclosure, shall succeed to the interest of Landlord in this Lease, Tenant shall recognize, and attorn to, such holder or other person as its Landlord under this Lease, and shall enter into such further agreements with such mortgagee as such mortgagee shall request. Tenant also agrees that if it shall fail at any time to execute, acknowledge or deliver any such instrument requested by Landlord, Landlord may, in addition to any other remedies available to it, execute, acknowledge and deliver such instrument as the attorney-in-fact of Tenant and in Tenant's name; and Tenant hereby makes, constitutes and irrevocably appoints Landlord as its attorney-in-fact for that purpose. The word "mortgage" as used herein includes mortgages, deeds of trust and other similar instruments and modifications, consolidations, extensions, renewals, replacements and substitutes thereof.

19.   ACCESS TO PREMISES:

  Landlord shall have the right to enter upon the Demised Premises or any part thereof, without charge, at any time during normal business hours after verbally informing Tenant, and in case of emergency, at any time, to inspect the same, to show the Demised Premises to prospective purchasers, mortgagees or Tenants, to make or facilitate any repairs, alterations, additions or improvements to the Demised Premises and/or the Building, including, without limitation, to install and maintain in, and remove from, any part of the Demised Premises, pipes, wires and other conduits (but nothing in this Article 19 contained shall obligate Landlord to make any repairs, alterations, additions, or improvements); and Tenant shall not be entitled to any abatement or reduction of rent or damages by reason of any of the foregoing. For the period commencing nine (9) months prior to the expiration of the term of this Lease, Landlord may maintain "For Lease" signs on the front or any part of the exterior of the Demised Premises.

20.   HOLDING OVER:

  If Tenant or any person claiming under Tenant shall remain in possession of the Demised Premises or any part thereof after the expiration of the term of this Lease without any agreement in writing between Landlord and Tenant with respect thereto, prior to the acceptance of rent by Landlord the person remaining in possession shall be deemed a Tenant-at-sufferance. After acceptance of rent by Landlord, the person remaining in possession shall be deemed a Tenant from calendar month to calendar month subject to the provisions of this Lease insofar as the same may be made applicable to a tenancy from month to month; except that during such tenancy from month to month, minimum rent shall be payable at a rate four times the rate in effect immediately prior to the expiration of the term. This provision is used due to the uncertainty created by Tenant failing to vacate the premises at the expiration of the Lease term. Tenant's failure to complete restoration shall be construed as a holdover until such time as restoration is complete. Such holdover rental rate shall be deemed a liquidated damage due to the anticipated or actual harm caused by the Tenant failing to vacate the premises at the termination of the Lease term.

21.   WAIVERS:

  Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by either party or any rights hereunder. No waiver by either party at any time, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If any action by Tenant shall require Landlord's consent or approval, Landlord's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion. No payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be deemed to be anything but payment on account, and the acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon or upon a letter accompanying said check that said lesser amount is payment in full shall not be deemed an accord and satisfaction, and Landlord may accept said check without prejudice to recover the balance due or pursue any other remedy. Any and all rights and remedies which Landlord may have under this Lease or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; and no one of them, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other, and any two or more or all of such rights and remedies may be exercised at the same time.

22.   RULES AND REGULATIONS:

  Tenant shall observe and comply with, and will cause its subtenants, and its and their employees and agents, to observe and comply with reasonable rule and regulations from time to time promulgated by Landlord for the benefit and prosperity of the Industrial Park, any, if in which the Demised Premises are situated, including without limitation, the prohibition or restriction of any activities upon the outdoor areas of the Demised Premises other than parking, loading and unloading. However, neither Tenant nor any person claiming under it shall be bound by any such rules and regulations until such time Tenant receives a copy thereof.

23.   QUIET ENJOYMENT:

  Landlord agrees that upon Tenant's paying the rent and performing and observing the agreements, conditions and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Demised Premises during the term of this Lease without any manner of hindrance or molestation from Landlord or any person claiming under Landlord, subject however, to the terms of this Lease any instruments having a prior lien.

24.   FAILURE OF PERFORMANCE:

  If Tenant shall make any default or defaults under this Lease and shall fail to cure the same within five (5) days after Landlord gives Tenant notice thereof, then, Landlord may, at its election, immediately or at any time thereafter, without waiving any claim for breach of agreement, and without further notice to Tenant, cure default or defaults for the account of Tenant, except when reasonably deemed necessary by Landlord to prevent injury to person or property Landlord may cure such default without waiting five (5) days, but after notice to Tenant, and, in either case, the cost to Landlord thereof shall be deemed to be additional rent due upon demand and shall be added to the installment of rent next accruing or to any subsequent installment of rent, at the election Landlord.

25.   MISCELLANEOUS:

  (A) The words "Landlord" and "Tenant" and the pronouns referring thereto, as used in the Lease, shall mean, where the context requires or admits, the persons named herein as Landlord and as Tenant, respectively, and their respective heirs, legal representatives, successors and assigns, irrespective of whether singular or plural masculine, feminine or neuter. Except as hereinafter provided otherwise, the agreements and conditions in this Lease contained on the part of Landlord to be perform or observed shall be binding upon Landlord and its heirs legal representatives, successors and assigns and shall enure to the benefit of Tenant and its heirs, legal representatives, successors, and assigns; and the agreements and conditions on the part of Tenant to be performed or observed shall be binding upon Tenant an heirs, legal representatives, successors and assigns shall enure to the benefit of Landlord and its heirs, legal representatives, successors and assigns. Two persons shall be deemed affiliated if (i) one controls the other either directly by ownership of a majority its voting stock or of such minority thereof as to give it substantial control of the other, or indirectly by ownership of such a majority of the voting stock of a third company so controlling the other or (ii) if one controlled by a third company (or by individuals) so controlling the other. The word "Landlord", as used herein, means only the owner for the time being of Landlord's interest in this Lease, that is, in the event of any transfer of Landlord's interest in this Lease transferor shall cease to be liable, and shall be released from all liability for the performance or observance of any agreements or conditions on the part of the Landlord to be performed or observed subsequent to the time of said transfer, it being understood and agreed that from and after said transfer the transferee shall be liable for performance and observance of said agreements and conditions. If Tenant shall consist of more than one person or if there shall be a guarantor or Tenants' obligations, then the liability of all such persons, including the guarantor, if any, shall be joint and several and the word "Tenant", as used in clauses (4), (5), (6), and (7) of Section (B) of Article 15 of this Lease, shall be deemed to mean any one of such persons. No trustee, shareholder or beneficiary of any trust and no partner, venturer or participant in any joint venture or partnership and no individual, group of individuals, partnership, joint venture, trust, corporation or other entity (and no officer or director thereof) who or which hold Landlord's interest in this Lease shall be personally liable for any of the agreements, express or implied, hereunder, except that such agreements shall, as the case may be, be binding (i) upon the trustees of said trust as trustees, but not individually, and upon the trust estate, or (ii) upon an individual, group of individuals jointly and severally, joint venture, partnership, corporation or other entity only to the extent of his, its or their ownership interest in the Demised Premises, and subject to the prior rights of the holders of any mortgages upon the Demised Premise and/or the Entire Parcel and/or premises of which the Entire Parcel is a part.

  (B) It is agreed that if any provisions of this Lease shall be determined to be void by any court of competent jurisdiction then such determination shall not affect any other provisions of this Lease, all of which other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

  (C) This instrument contains the entire and only agreement between the parties, and no oral statement or representations or prior written matter not contained in this instrument shall have any force or effect. This Lease shall not be modified in any way except by a writing subscribed by both parties.

  (D) At any time after the commencement of the term of this Lease and within five (5) days after receipt by Tenant of a written request from Landlord, Tenant shall acknowledge in writing to Landlord or any mortgagee or prospective mortgagee or other person designated by Landlord that all the construction required of Landlord has been completed, that Tenant has accepted possession of the Demised Premises, that Landlord is not in default under this Lease, if such be the case, or otherwise specifying each such default in detail, that Tenant has no right of set-off against rents for any reason and no defenses against the enforcement of any provision in this Lease contained, that no rentals have been paid in advance except for the then current month and for the security deposit so provided in Article 5, that this Lease is in full force and effect and has not been assigned or amended in any way and any other information reasonably requested.

  (E) Wherever in this Lease provision is made for the doing of any act by any person it is understood and agreed that said act shall be done by such person at its own cost and expense unless a contrary intent is expressed.

  (F) This lease shall not be recorded, but a Notice of Lease describing the Demised Premises, the term hereof and referring hereto may be recorded by either party, and the other party shall execute, acknowledge and deliver such instrument upon request. If the precise calendar date on which the term of this Lease commences shall not be specified therein, then at the request of either party the other party shall execute, acknowledge and deliver any instrument amending the foregoing instrument of record to give notice of the precise calendar date on which the term of this Lease commenced and shall terminate. All governmental charges attributable to the execution or recording to any of the foregoing shall be paid by the party requesting the same.

  (G) This instrument shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

26.   DELAYS:

  In any case where either party hereto is required to do any act other than the payment of money, delays caused by or resulting from Act of God, war, civil commotion, fire or other casualty, labor difficulties, shortages of labor, material or equipment, government regulations or other causes beyond such party's reasonable control shall not be counted in determining the time during which such work shall be completed, whether such time be designated by a fixed time or "a reasonable time." In any case where work is to be paid for out of insurance proceeds or condemnation awards, due allowance shall be made, both to the party required to perform such work and to the party required to make such payment, for delays in the collection of such proceeds and awards.

27.   NOTICES:

  All notices and other communications authorized or required hereunder shall be in writing and shall be given by mailing the same by certified or registered mail, return receipt requested, postage prepaid. If given to Tenant, the same shall be mailed to Tenant at 321 Arsenal Street, Watertown, Massachusetts 02472, Attention: General Counsel and if given to Landlord, the same shall be mailed to Landlord at O'Brien Investment Partners, LLC, P.O. Box 1250, Concord, Massachusetts 01742. Landlord will accept no change of Tenant's address in this notice clause without a fully executed amendment to this Lease signed and executed by Landlord and Tenant. The Landlord and Tenant hereby agree to promptly sign such amendment if so requested to by the other.

28.   CAPTIONS:

  The captions used as headings for the various Articles of this Lease are used only as a matter of convenience for reference, and are not to be considered a part of this Lease or to be used in determining the intent of the parties of this Lease.

29.   BROKERS COMMISSION:

  Tenant hereby represents and warrants to Landlord that Tenant has dealt with no brokers in connection with this Lease other than O'Brien Commercial Real Estate, Inc. ("the Broker"). Tenant shall save Landlord harmless from, and indemnify Landlord against, all loss or damage (including without limitation the cost of defending same) arising from any claim by any other brokers alleging they have dealt with Tenant.

30.   RENT ESCALATION:

  Commencing with the beginning of the second (2nd) year of the term hereof the Tenant shall pay Landlord rent at the rate of One Hundred Sixty Seven Thousand One Hundred Seventy Nine Dollars and Eighty Cents ($167,179.80) per year, in equal monthly installments of Thirteen Thousand Nine Hundred Thirty One Thousand Dollars and Sixty Five Cents ($13,931.65). Commencing with the beginning of the third (3rd) year of the term hereof and for the balance of the term thereof remaining, the Tenant shall pay the Landlord rent at the rate of One Hundred Seventy Five Thousand Five Hundred Thirty Eight Dollars and Seventy Nine Cents ($175,538.79) per year, in equal monthly installments of Fourteen Thousand Six Hundred Twenty Eight Dollars and Twenty Eight Cents ($14,628.28).

31.   OPTION TO EXTEND:

  Tenant shall have the right, at its election, to extend the original term of this Lease for an additional period of five (5) years (hereinafter referred to as the "Extended Term") commencing upon the expiration of the original term, provided that Tenant shall give Landlord notice of the exercise of its election at least nine (9) months prior to the expiration of the original term and further provided that at the time of the exercise of said election Tenant shall not be in default under this Lease. The expression "the original term" means the period of three (3) years referred to in Article 2. Prior in the exercise by Tenant of said election to extend the original term, the expression "the term of this Lease" or any equivalent expression shall mean the original term as it may have been then extended. Except as expressly otherwise provided in this Lease, all the agreements and conditions in this Lease contained shall apply to said additional period for which the original term shall be extended as aforesaid.

32.   OPTION MINIMUM RENT:

  (A) The first day of the additional period for which the term shall be extended as provided in Article 31 is herein referred to as the "Adjustment Date." As of the Adjustment Date, the annual minimum rent thereafter payable by Tenant under Article 2 of this Lease shall be increased and shall increase each year of the Extended Term by a fixed percentage equal to "Market Rate" (as defined herein). The Landlord shall express the term Market Rate as a percentage amount over the then current minimum rent the Tenant is paying in the rental period just prior to the Adjustment Date. In designating Market Rate as of the Adjustment Date Landlord shall consider, without limitation, the then-current rentals being charged to new tenants for similar industrial space located in the Boston Massachusetts Metropolitan area, taking into account and giving effect to such considerations as size, condition and location of such Demised Premises and lease term.

  (B) Within thirty (30) days after Tenant shall exercise its option to extend the term Landlord shall initially designate Market Rate and shall furnish data in support of such designation. If Tenant disagrees with Landlord's designation of the Market Rate, then Tenant shall have the right, by written notice ("Tenant's Arbitration Notice") delivered within fourteen (14) days after Tenant has been notified of Landlord's designation, to submit such Market Rate to arbitration as follows. Market Rate shall be determined by arbitrators, one to be chosen by Tenant, one to be chosen by

  Landlord, and a third to be selected, if necessary, as below provided. All arbitrators selected under this paragraph shall be experienced real estate appraisers with substantial experience with properties located in the Boston, Massachusetts metropolitan area. Landlord and Tenant shall each notify the other of its chosen arbitrator within fifteen (15) days following Tenants Arbitration Notice and, unless such two arbitrators shall have reached a unanimous decision within thirty (30) days after their designation, then they shall so notify the then-President of the Greater Boston Real Estate Board and request him or her to select an impartial third arbitrator to act hereunder. Such third arbitrator and the first two chosen shall hear the parties and their evidence and render their decision within thirty (30) days following the conclusion of such hearing and notify Landlord and Tenant thereof. The unanimous written decision of the first two chosen without selection and participation of a third arbitrator, or otherwise the written decision of the majority of the three arbitrators chosen and selected as provided herein, shall be conclusive and binding upon Landlord and Tenant. If within thirty (30) days after Tenant's Arbitration Notice the parties agree upon a single arbitrator or if one party fails to select an arbitrator, the arbitrator selected by the other shall be the sole arbitrator, and Market Rate shall be determined by such arbitrator. Landlord and Tenant shall bear the expense of their respective arbitrators. Landlord and Tenant shall bear the expense of the third arbitrator (if any) equally. If the dispute between the Landlord and Tenant as to Market Rate has not been resolved before the commencement of Tenants obligation to pay minimum rent based upon Market Rate, then Tenant shall pay rent under the Lease in respect of the Premises based upon the Market Rate designated by Landlord until either the agreement of the parties as to the Market Rate or the decision of the arbitrators, as the case may be, at which time Tenant shall pay any underpayment of rent to Landlord, or Landlord shall refund any overpayment of rent to the Tenant.

  (C) Notwithstanding the above, in the event that as of the Adjustment Date the Market Rate, whether designated by Landlord or decided by arbitrators, is equal to or less than a five (5%) percent increase over the then current minimum rent the Tenant is paying, the Tenant shall pay annual five (5%) percent increases in minimum rent each year of the Extended Term.

33.   ADDITIONAL WORK TO BE DONE:

  Intentionally Deleted.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this instrument, under seal, all as of the day and year shown herein.

O'Brien Investment Partners, LLC		A123 Systems, Inc.
By:	/s/ Brendan J. King	By:	/s/ Michael Rubino
Its: Manager & Authorized Person		Its: CFO
7/30/07 DATE		7/26/07 DATE

EXHIBIT A

EXHIBIT B

SECOND FLOOR 8-18 AVE E , Hopkinton, MA

FIRST FLOOR 8-18 AVE E , Hopkinton, MA

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LEASE AGREEMENT

LEASE dated as of the 30th day of July 2007, between O'Brien Investment Partners, LLC, a limited liability company duly organized and existing under the laws of the Commonwealth of Massachusetts with a mailing address of P.O. Box 1250 Concord, Massachusetts (hereinafter referred to as "Landlord"), and Al23 Systems, a corporation organized and existing under the laws of the State of Delaware with an address of 1 Kingsbury Avenue, Watertown, Massachusetts 02472 (hereinafter referred to as "Tenant").

1.     PREMISES:

  (A) In consideration of the rents, agreements and conditions herein reserved and contained on the part of Tenant to be paid, performed and observed, Landlord hereby Leases to Tenant, and Tenant hereby Leases from Landlord, for the term herein set forth, certain premises at 12 Avenue E, Hopkinton, Massachusetts consisting of Ten Thousand (10,000) square feet of floor area and having dimensions approximately as shown upon Exhibit B (hereinafter referred to as "the Demised Premises"), situated in the Hopkinton Technology Park (hereinafter referred to as "the Industrial Park").

  The Demised Premises are situated upon a certain parcel of land known as Lot 9. Said parcel of land is more particularly described upon Exhibit A attached hereto and made a part hereof and is herein referred to as "the Entire Parcel." The Demised Premises are situated within, and are a part of, a certain building shown upon Exhibit B (hereinafter referred to as "the Building") and said Demised Premises are shown outlined by a bold line upon said Exhibit B. For purposes of this Lease, dimensions are measured from the outside of exterior walls and the center of interior walls. It is understood and agreed that Exhibit B is intended only to show the approximate size and location of the Demised Premises, the Building and the Entire Parcel and for no other purpose.

  (B) The Demised Premises are demised with the benefit of and subject to, the nonexclusive rights of Landlord, Tenant and other Tenants of the Building and the Industrial Park, and all persons having business with any of them, to use, in common, the parking areas, electrical rooms, entrances, vestibules, traffic lanes and walkways upon the Entire Parcel for the purposes of parking and access, on foot and by vehicles not exceeding the weight for which the same were constructed and for no other purpose, except for any exclusive areas Landlord shall reserve for the parking of trucks specifically designated by Landlord. Landlord reserves the right, from time to time, to change the size and configuration of said parking areas, traffic lanes and walkways, and to temporarily close all or any part thereof, to do maintenance and to prevent a dedication thereof or to prevent the accrual of any rights of any person or the public therein.

2.     TERM:

  The term of this Lease shall be the period of Three (3) years and Six (6) Months commencing on August 1, 2007 (hereinafter referred to as the "Commencement Date") and expiring on January 31, 2011.

3.     MINIMUM RENT:

  For first (1st) year of the Lease Term hereof, the Tenant shall pay Landlord rent at the rate of Seventy Nine Thousand Six Hundred Nine Dollars and Ninety Cents ($79,609.90) per year, in equal monthly installments of Six Thousand Six Hundred Thirty Four Dollars and Sixteen Cents ($6,634.16) which minimum rent shall be paid monthly, in advance, on the first day of each and every calendar month during the First Year of this Lease Term. Rent for any fraction of a month at the commencement or expiration of the term of this Lease shall be prorated. All payments of rent (minimum and additional) shall be made payable to Landlord and shall be sent to Landlord at the address hereinafter provided for the giving of notice to Landlord or to such other person or address as Landlord shall from time to time designate by notice to Tenant. The annual minimum rent as stated herein is calculated as the sum of the square foot rate ($6.90 per square foot × 10,000 sq. ft.) plus the Tenant's pro rata share of the current real estate taxes ($52,135.71 × 100/603) plus the Tenant's pro rata share of the Landlord's current insurance cost ($11,842.00 × 100/603).

4.     REAL ESTATE TAXES:

  (A) Tenant shall pay, as additional rent, 10,000/60,300 of the real estate taxes upon or about the Building, land, yard and improvements upon the Building for each tax year during the term hereof in excess of Fifty Two Thousand One Hundred Thirty Five Thousand Dollars and Seventy One Cents ($52,135.71) per year and a pro rata portion thereof for each tax year, in which the term hereof commences and terminates. Tenant shall pay the amount of such excess to Landlord, on account, in equal monthly installments of one-twelfth (1/12th) the amount thereof estimated by Landlord to be payable by Tenant on the basis of the immediately preceding tax year, payable monthly, in advance, on the first day of each and every calendar month during the term of this Lease and a pro rata portion thereof for any fraction of a month at the commencement or termination of the term. After the close of each tax year, Landlord shall submit to Tenant a computation of the amount actually payable by Tenant under this Section (A) for such year, and if the amount paid by Tenant for such year on account as aforesaid shall be less than the amount actually payable therefore as computed by Landlord, then Tenant shall pay the amount of the deficiency, if any, to Landlord within ten (10) days after receipt of such computation and if the amount paid by Tenant for such year as aforesaid shall exceed the amount actually payable therefore as computed by Landlord, then Tenant may recoup the amount of the excess by withholding such amount from the next succeeding monthly payments due from Tenant under this Section (A) until thereby repaid in full.

  (B) Tenant shall pay all taxes allocable to its Leasehold interest, to its signs and other property in and/or upon the Demised Premises, and to the rentals payable under this Lease. Tenant shall also pay all taxes allocable to any improvements made by Tenant to the Demised Premises. The expression "real estate taxes" shall include improvements, betterment assessments and all taxes and assessments levied, assessed or imposed as a substitute therefore, or in lieu of, the whole or any part of the real estate taxes upon the Entire Parcel.

5.     ADVANCED RENT:

  (A) Landlord acknowledges that it has received from Tenant the sum of Six Thousand Six Hundred Thirty Four Dollars and Sixteen Cents ($6,634.16) as payment of the monthly installments of the minimum rent for the first full month of the term of this Lease.

  (B) Landlord acknowledges that it has received from Tenant the sum Thirteen Thousand Two Hundred Sixty Eight Dollars and Thirty Two Cents ($13,268.32) as security for the payment of rents and the performance and observance of the agreements and conditions in this Lease contained on the part of Tenant to be performed and observed. In the event of any default or defaults in such payment, performance or observance, Landlord may, at its option and without prejudice to any other remedy which Landlord may have as result thereof, apply said sum or any part thereof towards the curing of any such default or defaults and/or towards compensating Landlord for any loss or damage arising from any such default or defaults. Upon the yielding up of the demised premises at the expiration or other termination of the term of this Lease, if Tenant shall not then be in default or otherwise liable to Landlord, said sum or the unapplied balance thereof shall be returned to Tenant. It is understood and agreed that Landlord shall always have the right to apply said sum, or any part thereof, as aforesaid in the event of any such default or defaults, without prejudice to any other remedy or remedies which Landlord may have, or Landlord may pursue any other such remedy or remedies in lieu of applying said sum or any part thereof. No interest shall be payable on said sum or any part thereof. If Landlord shall apply said sum or any part thereof as aforesaid, Tenant shall, upon demand, pay to Landlord the amount so applied by Landlord, to restore the security to its original amount. Said sum shall not be mortgaged, assigned or encumbered by Tenant without prior consent of Landlord. Whenever the holder of Landlord's interest in this Lease, whether it be the Landlord named in this Lease or any transferee of said Landlord, immediate or remote, shall transfer its interest in this Lease, said holder may pay to its transferee said sum or the unapplied balance thereof, and thereafter such holder shall be released from any and all liability to Tenant with respect to said sum or its application or return, it being understood and agreed that Tenant shall thereafter look only to such transferee with respect to said sum, its application and return.

  (C) Said Security Deposit is held by Landlord as security for any necessary restorations of the Demised Premises upon the Tenant vacating the Demised Premises. Said Security Deposit shall not be used as a credit for rent. If Tenant fails to pay rent for any month they occupy the Demised Premises, the Tenant shall pay Six Thousand Six Hundred Thirty Four Dollars and Sixteen Cents ($6,634.16) to the Landlord in addition to all other amounts due under the Lease or amendments.

6.     PHYSICAL CONDITION:

  On or before the Commencement date, Landlord shall deliver possession of the Demised Premises to Tenant in whatever "as is" condition the Demised Premises may then be in. Tenant acknowledges that the Demised Premises, Building and Entire Parcel, and all improvements thereon, have been inspected by Tenant, and are in condition acceptable to Tenant and suitable for the purposes and uses intended by Tenant and Landlord. Landlord has made no representations or warranties whatsoever regarding the condition thereof.

7.     UTILITIES:

  (A) Tenant shall pay all charges for heat, air conditioning, gas, sewer, electricity and other utilities used by the Demised Premises. Tenant shall pay 10,000/60,300 of the cost of all water consumed in the Building and the Entire Parcel.

  (B) Tenant shall, from time to time, reimburse Landlord 10,000/60,300 of the cost of servicing, maintaining, quarterly monitoring of the function and condition of the sprinkler systems and fire alarms as well as repairs, necessary upgrades and telephone charges relating thereto, servicing, maintaining, testing, operating, repairing and replacing, by some available means, the sanitary septic sewerage system serving the Demised Premises or the cost of connecting the Demised Premises to the municipal sanitary sewer system as well as any repairs thereto within ten (10) days after Landlord shall give Tenant notice of such cost thereof in each case.

  (C) If the Tenant hereunder occupies more than one (1) module within the building being Leased hereunder, it shall not combine different bays onto one (1) meter for either electric or gas. The isolated integrity of each module must be protected and no wires will be connected from one (1) module to the next.

8.     REPAIRS:

  (A) Landlord shall during the term of this Lease make all necessary repairs or alterations to the property, which Landlord is required to maintain, as hereinafter set forth. The property, which Landlord is required to maintain, is the foundation, roof, exterior walls, structural columns and structural beams of the Demised Premises and the landscaped and parking areas upon the Entire Parcel. Notwithstanding the foregoing, if any of said repairs or alterations shall be made necessary by reason of repairs, installations, alterations, additions or improvements made by Tenant or anyone claiming under, Tenant, by reason of the fault or negligence of Tenant or anyone claiming under Tenant, by reason of a default in the performance or observance of any agreements, conditions or other provisions on the part of Tenant to be performed or observed hereunder, by reason of any vehicles damaging the demised premises or by reason of any special use to which the Demised Premises may be put, Tenant shall make all such repairs or alterations as may be necessary, except as otherwise required under Article 13 (A). Landlord shall not be deemed to have committed a breach of any obligation to make repairs or alterations or perform any other act unless (1) Landlord shall have made such repairs or alterations or performed such other act negligently, or (2) Landlord shall have received notice from Tenant designating the particular repairs or alterations needed or the other act of which there has been failure of performance and shall have failed to make such repairs or alterations or performed such other act within a reasonable time after the receipt of such notice and in the event of a breach referred to in Clause (2) of this sentence, Landlord's liability shall be limited to the cost of making such repairs or alterations or performing such other act. As used in this Lease, the expressions "exterior walls" and "roof" do not include rooftop heating and/or air conditioning units serving the Demised Premises exclusively or glass, windows, doors, window sashes or frames, door frames or sign belt.

  (B) Tenant shall during the term of this Lease make all repairs and alterations to the property which Tenant is required to maintain and/or replace as hereinafter set forth, which may be necessary to maintain the same in good order, repair and condition, or which may be required by any laws, ordinances, regulations or requirements of any public authorities having jurisdiction, subject only to the provisions of Articles 13 and 14; and Tenant shall upon the expiration or other termination of the term of this Lease remove its property and that of all persons claiming under it and shall yield up peaceably to Landlord the Demised Premises and all property therein other than property of Tenant or persons claiming under Tenant, well maintained and clean, and in good order, repair and condition, and subject only to the provisions of Articles 13 and 14, and shall then surrender all keys for the Demised Premises and shall inform Landlord of all combinations on locks, alarms and safes. The property which Tenant is required to maintain is the Demised Premises and every part thereof, including, but without limitation, (I) the floor slab, and all walls, floors and ceilings, (II) the heating, ventilating and air conditioning system and all utilities (water, gas, electricity and sewerage) conduits, the sprinkler system, fixtures, meters and equipment to the extent the same serve the Demised Premises (whether located inside or outside the Building, (III) stairways, landings, sidewalks and pedestrian traffic lanes as well as the proper and regular sanding thereof, and (III) all glass, windows, doors, window sashes and frames and door frames. Tenant shall at all times keep in full force and effect a full (all labor and materials included) service and maintenance contract, approved by Landlord, for the heating, ventilating, and air conditioning system of the Demised Premises. Landlord may, at its option, reserve the right to be the contractor and bill the Tenant for the cost of these charges. Notwithstanding the foregoing, Tenant shall not be under any obligation to make repairs or alterations to the foundation, roof, exterior walls, structural columns or structural beams of the Building, except to the extent provided in Section (A) of this Article. Tenant specifically agrees to replace all glass damaged with glass of the same kind and quality. Tenant also shall paint, varnish and otherwise redecorate the Demised Premises when required to keep the Demised Premises in the same or similar condition as such Demised Premises are in at the commencement of the Lease. So-called patch-paint jobs by Tenant shall be unacceptable.

9.     OUTDOOR AREA:

  (A) Tenant shall, within ten (10) days after delivery to Tenant of invoices in each case, reimburse Landlord for 10,000/60,300 of the cost to Landlord of owning and maintaining the landscaped and parking areas of the entire parcel and the sidewalks, and traffic lanes thereof, including, without limitation, insuring, mowing, raking, fertilizing, pruning, trimming, barking, and other various exterior clean up and repairs, pest and rodent prevention and extermination, replacement of light bulbs and photo cells, restriping of parking space, cleaning and repairing catch basins and drainpipes, testing ground water and septic effluent, operating and maintaining lawn sprinklers, removing snow, ice and refuse from the parking areas, traffic lanes and sidewalks of the Entire Parcel and the roof of the Building, and, in addition thereto, a management fee for the foregoing equal to ten percent (10%) of the cost to Landlord of the foregoing. Tenant shall immediately remove all snow, ice and refuse from the sidewalks abutting the Demised Premises and nothing herein shall require Landlord to do any hand shoveling or hand sweeping or to use a so-called snow blower.

  (B) Tenant shall allow any exterior lights upon the Demised Premises to remain in operation as determined by the photo cells or timers attached thereto by Landlord.

  (C) Tenant shall not make any use, nor permit its employees or contractors to make any use, of the outdoor areas of the Entire Parcel or of the streets and driveway abutting the Demised Premises which shall damage such streets or driveways, including, without limitation, the overloading thereof.

10.   ALTERATIONS:

  (A) Tenant agrees that neither Tenant nor anyone claiming under Tenant shall make any installations, alterations, additions or improvements to or upon the Demised Premises, except only the installation of fixture necessary for the conduct of its business, without the prior consent of Landlord and except for non-structural alterations to the interior of the Building costing, in the aggregate, One Thousand Dollars ($1,000) or less. Notwithstanding any alteration to which Landlord may hereafter, in its sole discretion, consent, Tenant shall restore the Demised Premises to the same condition as the Demised Premises were in upon commencement of the term unless otherwise requested in writing by Landlord. Tenant shall not bring any additional electrical service into the Demised Premises unless it is brought in underground over a route first approved by Landlord and unless Tenant restores the surface of the ground and other disturbed areas to the reasonably same condition that existed prior to the installation thereof. All installations, alterations, additions and improvements made to or upon the Demised Premises, whether made by Landlord or Tenant or any other person (except only sign and movable trade fixtures installed in the Demised Premises prior to or during the term of this Lease at the sole cost of Tenant or any person claiming under Tenant) shall be deemed part of the Demised Premises and upon the expiration or other termination of the term of this Lease shall be at the Landlord's sole discretion either fully restored in accordance with the above provisions of this paragraph or surrendered with the Demised Premises as a part thereof, in good condition and repair, without disturbance, molestation or injury. Movable trade fixtures shall include trade fixtures and other installations not affixed to the realty and trade fixtures and other installations affixed only by nails, bolts, or screws with prior permission of Landlord.

  (B) Tenant shall procure all necessary permits before making any repairs, installations, uiopalterations, additions, improvements or removals. Landlord shall cooperate with Tenant in obtaining such permits. Tenant agrees that all repairs, installations, alterations, additions, improvements and removals done by Tenant or anyone claiming under Tenant shall be done in a good and workmanlike manner, that the same shall be done in conformity with all laws, ordinances and regulations of all public authorities and all insurance inspection or rating bureaus having jurisdiction, that the structure of the demised premises shall not be endangered or impaired thereby, and that Tenant shall repair any and all damage caused by or resulting from any such repairs, installations, alterations, additions, improvements or removals, including, without limitation, the filling of holes. Tenant shall pay promptly when due all charges for labor and materials in connection with any work done by Tenant or anyone claiming under Tenant to or upon the Demised Premises so that the Demised Premises shall at all times are free of liens. Tenant shall save Landlord harmless from, and indemnify Landlord against, any and claims for injury, loss or damage to persons or property caused by or resulting from the doing of any such repairs, installations, alterations, additions, improvements and removals.

  If any mechanic's lien or other liens, charges or orders shall be filed against the whole or any part of Demised Premises as the result of the acts or omissions of Tenant or anyone claiming under Tenant or any claim against Tenant. Tenant shall cause the same to be canceled and discharged of record, or fully bonded by bonding company satisfactory to Landlord, within ten (10) days after notice of filing thereof.

11.   USE:

  Tenuiopweqant agrees that during the term of this Lease, Demised Premises shall be used and occupied only for office use, research, development and light assembly offices incidental thereto and for parking incidental thereto, and for no other purposes without the prior written consent of Landlord. The Tenant agrees to indemnify, hold harmless and defend the Landlord, its successors and assigns, from and against any loss, damage, claims, expenses or liability in connection with contamination for which the Tenant is responsible or that results from the failure of the Tenant to carry out its obligation under the Lease. Tenant agrees that during the term of this Lease and, notwithstanding anything in the immediately preceding sentence contained to the contrary: no use may be made of the Demised Premises which may reasonably be expected to attract parking, loading or unloading in excess of the facilities constructed therefore upon the Entire Parcel; neither Tenant nor any person claiming under Tenant shall impede ingress or egress to, or use of, the loading areas of the Entire Parcel; no nuisance or waste shall be permitted in, upon or about the Demised Premises; no use or business shall be permitted or conducted in, upon or about the Demised Premises which shall be unlawful, improper, noisy or offensive, or contrary to any law, ordinance, regulation or requirement of any public authority or insurance inspection or rating bureau or similar organization having jurisdiction; the Demised Premises including, without limitation, any of the mechanical systems thereof, shall not be overloaded, damaged or defaced; Tenant shall not drill or make any holes in the stone or brickwork or any of the walls or ceilings of the Demised Premises; the utilities conduits in the Demised Premises shall not be overloaded or used for any purposes other than the purposes for which originally constructed; no foreign objects shall be deposited in the plumbing facilities of the Demised Premises; no ladders shall be placed against the flashing upon the perimeter of the Building; Tenant shall not permit the emission of any objectionable noise, smoke, fumes, dust or odor from the Demised Premises; Tenant shall procure all licenses and permits which may be required for any use made of the Demised Premises; all waste and refuse shall be stored in and removed from the Demised Premises in accordance with rules and regulations therefore as may be prescribed by Landlord and consistent with all local, state and federal regulations that may apply; and no sign may be installed upon the Demised Premises which is visible from the exterior of the Building, without the consent of Landlord, except that one sign shall be erected upon the exterior of the Demised Premises which will be the type utilizing individual letters such as those in Landlord's Hopkinton Technology Park having letters not to exceed one foot in height and if Tenant includes an insignia in such sign, such insignia shall be separate and not over two feet in height and width at the highest and widest points.

12.   INDEMNITY AND INSURANCE:

  (A) During the term of this Lease, and at any other time while Tenant or any person claiming under Tenant shall be upon the Entire Parcel, Tenant shall to the extent permitted by law, save Landlord harmless from, and defend and indemnify Landlord against any and all injury, loss or damage, and any and all claims for injury, loss or damage, of whatever nature (i) caused by or resulting from, or claimed to have been caused by or to have resulted from, any act, omission or negligence of Tenant or any person claiming under Tenant (including without limitation, subtenants of Tenant and employees and contractors of Tenant and its subtenants) no matter where occurring, and (ii) occurring in, upon or about the Demised Premises or in connection with the use, occupancy or control thereof, no matter how caused. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in connection with any and such injury, loss or damage or any such claim, or any proceeding brought thereon or the defense thereof. If Tenant or any person claiming under Tenant or the whole or any part of the property of the Tenant or any person claiming under Tenant shall be injured, lost or damaged by theft, fire, water, steam or in an other way or manner, whether similar or dissimilar to the foregoing, then, to the extent permitted by law, no part of said injury, loss or damage shall be borne by Landlord, its employees or its agents. Landlord shall, to the extent permitted by law, shall save the Tenant harmless from and defend and indemnify the Tenant against injury or loss as a result of the Landlord's negligent and willful misconduct

  (B) Tenant shall maintain commercial general liability insurance, with respect to the Demised Premises and its appurtenances, issued by an insurance company approved by Landlord, naming Landlord and Tenant and any designees of Landlord as insureds, in amounts of not less than One Million Dollars ($1,000,000.00) with respect to injuries to any one person and not less than Three Million Dollars ($3,000,000.00) with respect to injuries suffered in any one accident and not less than One Hundred Thousand Dollars($100,000.00) with respect to property, or such greater amounts as shall be required the holder of any mortgage upon the Demised Premises or premises of which the Demised Premises are a part. Tenant shall deliver to Landlord the policies of such insurance, or certificates thereof, at least fifteen (15) days prior to the commencement of the term of this Lease and each renewal policy or certificate thereof in form acceptable to Landlord, at least fifteen (15) days prior to the expiration of the policy it renews. All such insurance policies shall provide that such policies shall not be canceled or changed without at least fifteen (15) days notice to Landlord.

13.   FIRE AND OTHER CASUALTY:

  (A) If the Demised Premises shall be damaged or destroyed by fire or other casualty, then Tenant shall give notice thereof to Landlord, and except as hereinafter otherwise provided, Landlord shall, within reasonable time thereafter, repair or restore the Demised Premises to substantially the same condition the Demised Premises were in prior to such casualty. Notwithstanding the foregoing, Landlord shall not be obligated to spend for such repairs and restoration any amount in excess of such insurance proceeds, if any, as shall be paid to Landlord as the result of such damage or destruction, and subject to the prior rights thereto, if any, of any mortgagees. If the damage to the Demised Premises should be so extensive as to render the whole or any part thereof untenable or unsuitable for use and occupancy by Tenant, a just proportion of the minimum rent, according to the nature and extent of the injury to the Demised Premises, shall be suspended or abated until occupancy the Demised Premises shall be repaired or restored as provided in the first sentence of this Section (A). It is agreed and understood that if during the term of this Lease either the Demised Premises or the Building shall be damaged or destroyed as aforesaid to the extent of twenty five percent (25%) or more of their insurable value, Landlord, at its election, may terminate the term of this Lease by a notice to Tenant within thirty (30) days after such damage or destruction. It is also agreed and understood that if during the last six (6) months of the term of this Lease the Demised Premises shall be damaged or destroyed as aforesaid to the extent of twenty five percent (25%) or more of their insurable value, Tenant at its election, may terminate the term of this Lease by a notice to Landlord within thirty (30) days after such damage or destruction. In the event of any termination of the term of this Lease pursuant to the provisions of this Article, the termination shall be effective on the fifteenth (15th) day after the giving of the notice of termination. A just proportion of the minimum rent, according to the nature and extent of the injury to the Demised Premises, shall be suspended or abated until the time of termination, and minimum rent shall be apportioned as of the time of termination. If Landlord is required or elects to repair or restore the Demised Premises as hereinabove provided, then Tenant shall resume its business therein. If Landlord shall not substantially complete repair and restoration of the Demised Premises to the extent required under this Section (A) on or before the one hundred eightieth (180th) day following the occurrence of such casualty ("the Deadline"), then the term of this Lease shall terminate upon the Deadline unless prior to the Deadline Tenant shall give notice to the Landlord that Tenant then elects to continue the term of this Lease thereafter, and if Tenant shall so elect then this sentence shall thereafter be void and of no further force or effect.

  (B) Landlord shall maintain such fire and casualty insurance with respect to the Demised Premises as shall from time to time be required by the holder of a first mortgage upon the Entire Parcel. The cost to Landlord of any insurance which Landlord shall maintain with respect to the Demised Premises, the Building and/or the Entire Parcel, including, without limitation, fire, so-called extended coverage, rent insurance, agreed amount, inflation guard, all risk and/or difference-in-conditions coverage, and general comprehensive public liability insurance, is herein referred to as "Landlord's insurance cost."

  If Landlord's insurance cost for any calendar year shall exceed Eleven Thousand Eight Hundred Forty Two Dollars ($11,842.00) Tenant shall pay 10,000/60,300 of such excess to Landlord upon demand as additional rent. For the calendar year during which the term of this Lease shall commence and terminate, Tenant shall pay a pro rata portion of such excess. The determination of Landlord's insurance agent with respect to the amount of any such excess shall be conclusive and finally determinative for purposes hereof. Nothing in this Section (B) shall be deemed to limit in any way the obligations of Tenant contained in this Lease with respect to the maintaining of any type of insurance whatsoever.

  (C) Tenant shall not do, or suffer to be done, or keep, or suffer to be kept, or omit to do, anything in, upon or about the Demised Premises, the Building and/or the Entire Parcel which may prevent the obtaining of any insurance on, or with respect to the Demised Premises, the Building and/or the Entire Parcel or on any property therein, including, without limitation, fire, extended coverage, public liability insurance and any other insurance referred to in Section (A) hereof, or which may make void or voidable any such insurance or which may create any extra premiums for, or increase the rate of, any such insurance. If anything shall be done or kept or omitted to be done in, upon or about the Demised Premises which shall create any increased or extra premiums for or increase the rate of, any such insurance, then, in addition to all other rights and remedies which Landlord may have as a result thereof, Tenant shall pay the increased cost of the same to Landlord upon demand. In determining whether extra or increased premiums are the result of Tenant's use of the Demised Premises a Schedule issued by the organization making the rates applicable to the Demised Premises, or a certificate of Landlord's insurance agent, showing the components of such rates, shall be conclusive evidence of the items and charges which comprise the rate of any such insurance and any increase therein and extra charge therefore.

14.   EMINENT DOMAIN:

  (A) If after the execution of this Lease and prior to the expiration of the term of this Lease the whole of the Demised Premises shall be taken under the power of eminent domain, or acquired for any public or quasi-public use by deed in lieu thereof, then the term of this Lease shall cease as of the time when Landlord shall be divested of its title in the Demised Premises, and minimum rent shall be apportioned and adjusted as of time of termination.

  (B) If only a part of the Entire Parcel shall be taken under the power of eminent domain, or acquired for any public or quasi-public use by deed in lieu thereof and if as a result thereof the paved area of the Entire Parcel shall be reduced by more than twenty percent (20%) or the ground floor area of the Building shall be reduced by more than ten percent (10%), and the part remaining shall not be reasonably adequate for the operation of business conducted in the Demised Premises prior to the taking, either Landlord or Tenant may, at its election terminate the term of this Lease by giving the other notice of the exercise of its election within twenty days(20) after it shall receive notice of such taking, and termination shall be effective as of the time that possession of the part so taken shall be required for public or quasi-public use, and minimum rent shall be apportioned and adjusted as of the time of termination. If only a part of the Demised Premises shall be taken under the power of eminent domain or so acquired and if the term of this Lease shall not be terminated as aforesaid, then the term of this Lease shall continue in full force and effect and Landlord shall, within a reasonable time after possession is required for public use, repair and restore what may remain of the Entire Parcel and the demised Premises subject to reduction in area as a result thereof and subject to then existing building and zoning codes, and a just proportion of the minimum rent, according to the nature and extent of the injury to the Demised Premises, shall be suspended or abated until what may remain of the Demised Premises shall be put into such condition by Landlord, and thereafter proportion of the minimum rent shall be abated for the balance of the term of this Lease, said proportion to be computed on the basis of the relationship which the ground floor area of the Demised Premises rendered unusable bears to the ground floor area of the Demised Premises immediately prior thereto. Notwithstanding the foregoing, Landlord shall not be obligated to make any such repairs and restoration under this Article which shall cost Landlord any amount in excess of such damages as shall be paid to Landlord as the result of such taking or deed and not required to be paid by Landlord to the holders of any mortgages upon the Entire Parcel.

  (C) Landlord reserves to itself, and Tenant assigns to Landlord, all rights to damages accruing on account of any taking under the power of eminent domain or by reason of any such act of any public or quasi-public authority for which damages are payable. Tenant agrees to execute such instruments of assignment as may be reasonably required by Landlord in any proceeding for the recovery of such damages if requested by Landlord, and to pay over to Landlord any damages that may be recovered in said proceeding. It is agreed and understood, however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for movable trade fixtures installed by Tenant or any person claiming under Tenant at the sole cost of Tenant or any person claiming under Tenant.

15.   DEFAULTS:

  (A) All rent (minimum and additional) and other charges and amounts due and payable under this Lease from Tenant to Landlord shall be payable and paid without demand and without any deduction, defense, counterclaim or set-off whatsoever. If Landlord shall default under this Lease, Tenant's sole remedies shall be injunctive relief and/or damages, and Tenant shall not have the right to terminate this Lease or withhold any rent, charge or amount hereunder as a result thereof. A default by the Tenant under this Lease shall be deemed a default under all other Leases Tenant or its affiliates may now have or subsequently enter into with Landlord or JEEBO Management, LLC.

  (B) (1) If Tenant shall default in the payment of any rent or other payments required of Tenant and such default shall continue for five (5) days, or (2) if Tenant shall default in the performance or observance of any other agreement or condition on its part to be performed or observed and if Tenant shall fail to cure said default within five (5) days after receipt of notice of said default from Landlord, or (3) if any person shall levy upon, or take, this Leasehold interest or any part thereof upon execution, attachment or other process of law, or (4) if Tenant shall make an assignment of its property for the benefit of creditors, or (5) if Tenant shall be declared bankrupt or insolvent according to law, or (6) if any bankruptcy, insolvency, reorganization or arrangement proceedings shall be commenced by Tenant, or (7) if any bankruptcy, insolvency, reorganization or arrangement proceedings shall be commenced against Tenant, or if a receiver, trustee or assignee shall be appointed for the whole or any part of Tenant's property, and shall not be dismissed within thirty (30) days thereafter, or (8) if Tenant shall vacate or abandon the Demised Premises, then, in any of said events, Landlord lawfully and immediately or at any time thereafter, and without any further notice or demand, enter into and upon the Demised Premises or any part thereof in the name of the whole, by force or otherwise, and hold the Demised Premises as if this Lease had not been made, and expel Tenant and those claiming under it and remove its or their property (forcibly, if necessary) without being taken or deemed to be guilty of any manner of any trespass (or Landlord may send written notice to Tenant of the termination of the term of this Lease), and upon entry as aforesaid (or in the event that Landlord shall send to Tenant notice of termination as above provided, on the fifth (5th) day next following the date of the sending of such notice), the term of this Lease shall terminate. A default by Tenant under this Lease shall be deemed a default under all other Leases Tenant may have with Landlord.

  (C) In case of any such termination, Tenant will indemnify Landlord each month against all loss of rent and all obligations which Landlord may incur by reason of any such termination between the time of termination and the expiration of the term of this Lease as originally provided in Article 2; or at the election of Landlord, exercised at the time of the termination or at any time thereafter, Tenant will indemnify Landlord each month until the exercise of the election against all loss of rent and all obligations which Landlord may incur by reason of such termination during the period between the time of the termination and the exercise of the election and upon the exercise of the election Tenant will pay to Landlord as damages such amount as at the time of the exercise of the election represents the amount by which the rental value of the Demised Premises for the period from the exercise of the election until the expiration of the term as originally provided in Article 2 shall be less than the amount of rent and other payments provided herein to be paid by Tenant to Landlord during said period. It is understood and agreed that at the time of the termination or at any time thereafter, Landlord shall use commercially reasonable efforts to mitigate damages resulting from a Tenant default, including but not limited to marketing the Demised Premises and/or renting the Demised Premises upon any terms and conditions as Landlord may in its sole discretion determine, and for a term which may expire after the expiration of the term of this Lease, without releasing Tenant from any liability whatsoever, that Tenant shall be liable for any expenses incurred by Landlord in connection with obtaining possession of the Demised Premises, with removing from the Demised Premises property of Tenant and persons claiming under it (including, without limitation, warehouse charges), with putting the Demised Premises into good condition for reletting, and with any reletting, including, without limitation, expenses for protecting, redecorating, repairing, subdividing and altering the Demised Premises and for reasonable attorneys' fees and brokers' fees, and that any monies collected from any reletting shall be applied first to the foregoing expenses and then to the payment of rent and all other payments then due or which may thereafter become due from Tenant to Landlord.

16.   ASSIGNMENT:

  Tenant shall not assign, mortgage, pledge or otherwise encumber this Lease or any interest therein, or sublet the whole or any part of the Demised Premises, without obtaining on each occasion the written consent of Landlord. The foregoing prohibition against assignment and subletting shall be construed to prohibit an assignment or subletting by operation of law. The foregoing prohibition shall not prohibit the assignment of this Lease, or subletting of the Demised Premises, to a business organization affiliated with Tenant, but, notwithstanding such assignment, Tenant shall remain fully, primarily and unconditionally liable under this Lease and shall not thereby be released from the performance and observance of all the agreements and conditions on the part of Tenant to be performed or observed hereunder. No assignment under the immediately preceding sentence and no other assignment or other transfer of Tenant's interest in this Lease to which Landlord may hereafter consent shall be effective unless and until the assignee or transferee thereunder shall deliver to Landlord, in recordable form a copy of the assignment or transfer thereto and the agreement of such assignee or transferee with Landlord to perform and observe all of the terms and conditions on the part of Tenant to be performed or observed under this Lease. A business organization shall be deemed to be affiliated with any corporation (a) if such business organization controls such corporation either directly by ownership or a majority of its voting stock or, if publicly held, of such minority thereof as to give it substantial control of such corporation, or indirectly by ownership of such majority of voting stock of another business corporation so controlling such corporation, or (b) if such business organization is so controlled by another business organization so controlling such corporation, or (c) if such business organization and such corporation are substantially controlled by the same stockholders or their families.

17.   WAIVER OF SUBROGATION:

  Each of Landlord and Tenant hereby releases the other, to the extent of its insurance coverage, from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties or any other casualty covered by its insurance, even if such fire, or other casualty shall be brought about by the fault or negligence of the other party, or any persons claiming under it, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as the releasor's policies of insurance covering such loss or damage shall contain a clause to the effect that this release shall not affect said policies or the right of the releasor to recover thereunder. Each of Landlord and Tenant agrees that its fire and other casualty insurance policies will include such a clause so long as the same is obtainable and is includible without extra cost, or if extra cost is chargeable, therefore, so long as the other part pays such extra cost. If extra cost is chargeable therefore, each party will advise the other thereof and the amount thereof, and the other party at its election, may pay the same but shall not be obligated to do so.

18.   SUBORDINATION TO MORTGAGES:

  Tenant agrees that upon the request of Landlord, Tenant shall subordinate this Lease and the lien hereof to the lien of any present or future mortgage or mortgages upon the Demised Premises or any property of which the Demised Premises are a part, irrespective of the time of execution or time of recording of any such mortgage or mortgages. Upon the request of Landlord, Tenant shall execute, acknowledge and deliver any and all instruments deemed by Landlord necessary or desirable, including but not limited to the Tenant's most recent financial statement or statements to give effect to or notice of such subordination or for any re-financing may be contemplating or sale the Building the Landlord may be contemplating. Tenant shall agree, in substance, that, if the holder of any such mortgage or any person claiming thereunder, including, without limitation, a purchaser at foreclosure or by deed in lieu of foreclosure, shall succeed to the interest of Landlord in this Lease, Tenant shall recognize, and attorn to, such holder or other person as its Landlord under this Lease, and shall enter into such further agreements with such mortgagee as such mortgagee shall request. Tenant also agrees that if it shall fail at any time to execute, acknowledge or deliver any such instrument requested by Landlord, Landlord may, in addition to any other remedies available to it, execute, acknowledge and deliver such instrument as the attorney-in-fact of Tenant and in Tenant's name; and Tenant hereby makes, constitutes and irrevocably appoints Landlord as its attorney-in-fact for that purpose. The word "mortgage" as used herein includes mortgages, deeds of trust and other similar instruments and modifications, consolidations, extensions, renewals, replacements and substitutes thereof.

19.   ACCESS TO PREMISES:

  Landlord shall have the right to enter upon the Demised Premises or any part thereof, without charge, at any time during normal business hours after verbally informing Tenant, and in case of emergency, at any time, to inspect the same, to show the Demised Premises to prospective purchasers, mortgagees or Tenants, to make or facilitate any repairs, alterations, additions or improvements to the Demised Premises and/or the Building, including, without limitation, to install and maintain in, and remove from, any part of the Demised Premises, pipes, wires and other conduits (but nothing in this Article 19 contained shall obligate Landlord to make any repairs, alterations, additions, or improvements); and Tenant shall not be entitled to any abatement or reduction of rent or damages by reason of any of the foregoing. For the period commencing nine (9) months prior to the expiration of the term of this Lease, Landlord may maintain "For Lease" signs on the front or any part of the exterior of the Demised Premises.

20.   HOLDING OVER:

  If Tenant or any person claiming under Tenant shall remain in possession of the Demised Premises or any part thereof after the expiration of the term of this Lease without any agreement in writing between Landlord and Tenant with respect thereto, prior to the acceptance of rent by Landlord the person remaining in possession shall be deemed a Tenant-at-sufferance. After acceptance of rent by Landlord, the person remaining in possession shall be deemed a Tenant from calendar month to calendar month subject to the provisions of this Lease insofar as the same may be made applicable to a tenancy from month to month; except that during such tenancy from month to month, minimum rent shall be payable at a rate four times the rate in effect immediately prior to the expiration of the term. This provision is used due to the uncertainty created by the Tenant failing to vacate the premises at the expiration of the Lease term. Tenant's failure to complete restoration shall be construed as a holdover until such time as restoration is complete. Such holdover rental rate shall be deemed a liquidated damage due to the anticipated or actual harm caused by the Tenant failing to vacate the premises at the termination of the Lease term.

21.   WAIVERS:

  Failure of either party to complain of any act or omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver by either party of any rights hereunder. No waiver by either party at any time, express or implied, of any breach of any provision of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. If any action by Tenant shall require Landlord's consent or approval, Landlord's consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion. No payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be deemed to be anything but payment on account, and the acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon or upon a letter accompanying said check that said lesser amount is payment in full shall not be deemed an accord and satisfaction, and Landlord may accept said check without prejudice to recover the balance due or pursue any other remedy. Any and all rights and remedies which Landlord may have under this Lease or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; and no one of them, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other, and any two or more or all of such rights and remedies may be exercised at the same time.

22.   RULES AND REGULATIONS:

  Tenant shall observe and comply with, and will cause its subtenants, and its and their employees and agents, to observe and comply with reasonable rule and regulations from time to time promulgated by Landlord for the benefit and prosperity of the Industrial Park, any, if in which the Demised Premises are situated, including without limitation, the prohibition or restriction of any activities upon the outdoor areas of the Demised Premises other than parking, loading and unloading. However, neither Tenant nor any person claiming under it shall be bound by any such rules and regulations until such time Tenant receives a copy thereof.

23.   QUIET ENJOYMENT:

  Landlord agrees that upon Tenant's paying the rent and performing and observing the agreements, conditions and other provisions on its part to be performed and observed, Tenant shall and may peaceably and quietly have, hold and enjoy the Demised Premises during the term of this Lease without any manner of hindrance or molestation from Landlord or any person claiming under Landlord, subject however, to the terms of this Lease any instruments having a prior lien.

24.   FAILURE OF PERFORMANCE:

  If Tenant shall make any default or defaults under this Lease and shall fail to cure the same within five (5) days after Landlord gives Tenant notice thereof, then, Landlord may, at its election, immediately or at any time thereafter, without waiving any claim for breach of agreement, and without further notice to Tenant, cure default or defaults for the account of Tenant, except when reasonably deemed necessary by Landlord to prevent injury to person or property Landlord may cure such default without waiting five (5) days, but after notice to Tenant, and, in either case, the cost to Landlord thereof shall be deemed to be additional rent due upon demand and shall be added to the installment of rent next accruing or to any subsequent installment of rent, at the election Landlord.

25.   MISCELLANEOUS:

  (A) The words "Landlord" and "Tenant" and the pronouns referring thereto, as used in the Lease, shall mean, where the context requires or admits, the persons named herein as Landlord and as Tenant, respectively, and their respective heirs, legal representatives, successors and assigns, irrespective of whether singular or plural masculine, feminine or neuter. Except as hereinafter provided otherwise, the agreements and conditions in this Lease contained on the part of Landlord to be perform or observed shall be binding upon Landlord and its heirs legal representatives, successors and assigns and shall enure to the benefit of Tenant and its heirs, legal representatives, successors, and assigns; and the agreements and conditions on the part of Tenant to be performed or observed shall be binding upon Tenant an heirs, legal representatives, successors and assigns shall enure to the benefit of Landlord and its heirs, legal representatives, successors and assigns. Two persons shall be deemed affiliated if (i) one controls the other either directly by ownership of a majority its voting stock or of such minority thereof as to give it substantial control of the other, or indirectly by ownership of such a majority of the voting stock of a third company so controlling the other or (ii) if one controlled by a third company (or by individuals) so controlling the other. The word "Landlord", as used herein, means only the owner for the time being of Landlord's interest in this Lease, that is, in the event of any transfer of Landlord's interest in this Lease transferor shall cease to be liable, and shall be released from all liability for the performance or observance of any agreements or conditions on the part of the Landlord to be performed or observed subsequent to the time of said transfer, it being understood and agreed that from and after said transfer the transferee shall be liable for performance and observance of said agreements and conditions. If Tenant shall consist of more than one person or if there shall be a guarantor of Tenants' obligations, then the liability of all such persons, including the guarantor, if any, shall be joint and several and the word "Tenant", as used in clauses (4), (5),(6), and (7) of Section (B) of Article 15 of this Lease, shall be deemed to mean any one of such persons. No trustee, shareholder or beneficiary of any trust and no partner, venturer or participant in any joint venture or partnership and no individual, group of individuals, partnership, joint venture, trust, corporation or other entity (and no officer or director thereof) who or which hold Landlord's interest in this Lease shall be personally liable for any of the agreements, express or implied, hereunder, except that such agreements shall, as the case may be, be binding (i) upon the trustees of said trust as trustees, but not individually, and upon the trust estate, or (ii) upon an individual, group of individuals jointly and severally, joint venture, partnership, corporation or other entity only to the extent of his, its or their ownership interest in the Demised Premises, and subject to the prior rights of the holders of any mortgages upon the Demised Premise and/or the Entire Parcel and/or premises of which the Entire Parcel is a part.

  (B) It is agreed that if any provisions of this Lease shall be determined to be void by any court of competent jurisdiction then such determination shall not affect any other provisions of this Lease, all of which other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

  (C) This instrument contains the entire and only agreement between the parties, and no oral statements or representations or prior written matter not contained in this instrument shall have any force or effect. This Lease shall not be modified in any way except by a writing subscribed by both parties.

  (D) At any time after the commencement of the term of this Lease and within five (5) days after receipt by Tenant of a written request from Landlord, Tenant shall acknowledge in writing to Landlord or any mortgagee or prospective mortgagee or other person designated by Landlord that all the construction required of Landlord has been completed, that Tenant has accepted possession of the Demised Premises, that Landlord is not in default under this Lease, if such be the case, or otherwise specifying each such default in detail, that Tenant has no right of set-off against rents for any reason and no defenses against the enforcement of any provision in this Lease contained, that no rentals have been paid in advance except for the then current month and for the security deposit so provided in Article 5, that this Lease is in full force and effect and has not been assigned or amended in any way and any other information reasonably requested.

  (E) Wherever in this Lease provision is made for the doing of any act by any person it is understood and agreed that said act shall be done by such person at its own cost and expense unless a contrary intent is expressed.

  (F) This Lease shall not be recorded, but a Notice of Lease describing the Demised Premises, the term hereof and referring hereto may be recorded by either party, and the other party shall execute, acknowledge and deliver such instrument upon request. If the precise calendar date on which the term of this Lease commences shall not be specified therein, then at the request of either party the other party shall execute, acknowledge and deliver any instrument amending the foregoing instrument of record to give notice of the precise calendar date on which the term of this Lease commenced and shall terminate. All governmental charges attributable to the execution or recording to any of the foregoing shall be paid by the party requesting the same.

  (G) This instrument shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

26.   DELAYS:

  In any case where either party hereto is required to do any act other than the payment of money, delays caused by or resulting from Act of God, war, civil commotion, fire or other casualty, labor difficulties, shortages of labor, material or equipment, government regulations or other causes beyond such party's reasonable control shall not be counted in determining the time during which such work shall be completed, whether such time be designated by a fixed time or "a reasonable time". In any case where work is to be paid for out of insurance proceeds or condemnation awards, due allowance shall be made, both to the party required to perform such work and to the party required to make such payment, for delays in the collection of such proceeds and awards.

27.   NOTICES:

  All notices and other communications authorized or required hereunder shall be in writing and shall be given by mailing the same by certified or registered mail, return receipt requested, postage prepaid. If given to Tenant, the same shall be mailed to Tenant at 321 Arsenal Street, Watertown, Massachusetts 02472, Attention: General Counsel and if given to Landlord, the same shall be mailed to Landlord at O'Brien Investment Partners, LLC, P.O. Box 1250, Concord, Massachusetts 0I742. Landlord will accept no change of Tenant's address in this notice clause without a fully executed amendment to this Lease signed and executed by Landlord and Tenant. The Landlord and Tenant hereby agree to promptly sign such amendment if so requested to by the other.

28.   CAPTIONS:

  The captions used as headings for the various Articles of this Lease are used only as a matter of convenience for reference, and are not to be considered a part of this Lease or to be used in determining the intent of the parties of this Lease.

29.   BROKERS COMMISSION:

  Tenant hereby represents and warrants to Landlord that Tenant has dealt with no brokers in connection with this Lease other than O'Brien Commercial Real Estate, Inc ("the Broker"). Tenant shall save Landlord harmless from, and indemnify Landlord against, all loss or damage (including without limitation the cost of defending same) arising from any claim by any other brokers alleging they have dealt with Tenant.

30.   RENT ESCALATION:

  Commencing with the beginning of the second (2nd) year of the term hereof the Tenant shall pay Landlord rent at the rate of Eighty Three Thousand Five Hundred Ninety Dollars and Thirty Two Cents ($83,590.32) per year, in equal monthly installments of Six Thousand Nine Hundred Sixty Five Dollars and Eighty Six Cents ($6,965.86). Commencing with the beginning of the third (3rd) year of the term hereof and for the balance of the term thereof remaining, the Tenant shall pay the Landlord rent at the rate of Eighty Seven Thousand Seven Hundred Sixty Nine Dollars and Eight Cents ($87,769.80) per year, in equal monthly installments of Seven Thousand Three Hundred Fourteen Dollars and Fifteen Cents ($7,314.15).

31.   OPTION TO EXTEND:

  Tenant shall have the right, at its election, to extend the original term of this Lease for an additional period of Five (5) years (hereinafter referred to as the "Extended Term) commencing upon the expiration of the original term, provided that Tenant shall give Landlord notice of the exercise of its election at least nine (9) months prior to the expiration of the original term and further provided that at the time of the exercise of said election Tenant shall not be in default under this Lease. The expression "the original term" means the period of three (3) years and six (6) months referred to in Article 2. Prior to the exercise by Tenant of said election to extend the original term, the expression "the term of this Lease" or any equivalent expression shall mean the original term as it may have been then extended. Except as expressly otherwise provided in this Lease, all the agreements and conditions in this Lease contained shall apply to said additional period for which the original term shall be extended as aforesaid.

32.   OPTION MINIMUM RENT:

  (A) The first day of the additional period for which the term shall be extended as provided in Article 31 is herein referred to as the "Adjustment Date." As of the Adjustment Date, the annual minimum rent thereafter payable by Tenant under Article 2 of this Lease shall be increased and shall increase each year of the Extended Term by a fixed percentage equal to "Market Rate" (as defined herein). The Landlord shall express the term Market Rate as a percentage amount over the then current minimum rent the Tenant is paying in the rental period just prior to the Adjustment Date. In designating Market Rate as of the Adjustment Date Landlord shall consider, without limitation, the then-current rentals being charged to new tenants for similar industrial space located in the Boston Massachusetts Metropolitan area, taking into account and giving effect to such considerations as size, condition and location of such Demised Premises and lease term.

  (B) Within thirty (30) days after Tenant shall exercise its option to extend the term Landlord shall initially designate Market Rate and shall furnish data in support of such designation. if Tenant disagrees with Landlord's designation of the Market Rate, then Tenant shall have the right, by written notice ("Tenant's Arbitration Notice") delivered within fourteen (14) days after Tenant has been notified of Landlord's designation, to submit such Market Rate to arbitration as follows. Market Rate shall be determined by arbitrators, one to be chosen by Tenant, one to be chosen by Landlord, and a third to be selected, if necessary, as below provided. All arbitrators selected under this paragraph shall be experienced real estate appraisers with substantial experience with properties located in the Boston, Massachusetts metropolitan area. Landlord and Tenant shall each notify the other of its chosen arbitrator within fifteen (15) days following Tenants Arbitration Notice and, unless such two arbitrators shall have reached a unanimous decision within thirty (30) days after their designation, then they shall so notify the then-President of the Greater Boston Real Estate Board and request him or her to select an impartial third arbitrator to act hereunder. Such third arbitrator and the first two chosen shall hear the parties and their evidence and render their decision within thirty (30) days following the conclusion of such hearing and notify Landlord and Tenant thereof. The unanimous written decision of the first two chosen without selection and participation of a third arbitrator, or otherwise the written decision of the majority of the three arbitrators chosen and selected as provided herein, shall be conclusive and binding upon Landlord and Tenant. If within thirty (30) days after Tenant's Arbitration Notice the parties agree upon a single arbitrator or if one party fails to select an arbitrator, the arbitrator selected by the other shall be the sole arbitrator, and Market Rate shall be determined by such arbitrator. Landlord and Tenant shall bear the expense of their respective arbitrators. Landlord and Tenant shall bear the expense of the third arbitrator (if any) equally. If the dispute between the Landlord and Tenant as to Market Rate has not been resolved before the commencement of Tenants obligation to pay minimum rent based upon Market Rate, then Tenant shall pay rent under the Lease in respect of the Premises based upon the Market Rate designated by Landlord until either the agreement of the parties as to the Market Rate or the decision of the arbitrators, as the case may be, at which time Tenant shall pay any underpayment of rent to Landlord, or Landlord shall refund any overpayment of rent to the Tenant.

  (C) Notwithstanding the above, in the event that as of the Adjustment Date the Market Rate, whether designated by Landlord or decided by arbitrators, is equal to or less than a five (5%) percent increase over the then current minimum rent the Tenant is paying, the Tenant shall pay annual five (5%) percent increases in minimum rent each year of the Extended Term.

33.   ADDITIONAL WORK TO BE DONE:

  Intentionally Deleted.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this instrument, under seal, all as of the day and year shown herein.

O'Brien Investment Partners, LLC By:	Al23 Systems, Inc. By:
/s/ Brendan J. King Brendan J. King	/s/ Michael Rubino Michael Rubino
Its: Manager & Authorized Person	Its: CFO
7/30/07 DATE	7/26/07 DATE

 EXHIBIT A

 EXHIBIT B

SECOND FLOOR 8-18 AVE E , Hopkinton, MA

FIRST FLOOR 8-18 AVE E , Hopkinton, MA

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QuickLinks

  Exhibit 10.10
EXHIBIT A
EXHIBIT B